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Report of Independent Auditors

The Board of Directors
COUNTRY Life/Health Group

Opinion

We have audited the combined statutory basis financial statements of COUNTRY Life/Health Group (the Company), which comprise the combined balance sheets as of December 31, 2022 and 2021, and the related combined statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 21, 2023

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2022	2021
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,522,562	$7,280,868
Preferred stocks	19,898	25,203
Common stocks	418,886	442,144
Mortgage loans	387,503	355,623
Policy loans	389,120	383,159
Cash and cash equivalents	72,870	194,855
Real estate	26,232	38,130
Other invested assets	428,680	362,343
Securities lending reinvested collateral	79,205	112,239
Total cash and invested assets	9,344,956	9,194,564

Premiums deferred and uncollected	141,270	136,682
Accrued investment income	74,232	68,228
Due from affiliates	317	48
Federal income taxes recoverable, including net deferred tax assets (2022 – $37,988; 2021 – $35,074)	61,119	41,500
Reinsurance balances recoverable	27,217	22,882
Other assets	8,369	2,730
Separate accounts	43,419	56,676
Total admitted assets	$9,700,899	$9,523,310

See accompanying notes.

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2022	2021
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$6,769,907	$6,602,052
Liability for deposit-type contracts	921,649	849,971
Policy and contract claims	34,280	35,657
Dividends payable to policyholders	61,849	60,253
Commissions and expenses due or accrued	20,657	19,418
Federal income taxes payable	39	6,014
Unearned investment income	10,250	8,729
Asset valuation reserve	142,556	190,938
Payable to reinsurers	10,621	11,799
Interest maintenance reserve	–	987
Due to affiliates	1,280	2,796
Payable for securities	45,113	6,645
Borrowed money	18,123	1
Other liabilities	25,182	24,233
Securities lending collateral held	79,462	112,247
Separate accounts	43,419	56,676
Total liabilities	8,184,387	7,988,416

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding	4,500	4,500
Gross paid-in and contributed surplus	22,703	22,703
Unassigned surplus	1,489,433	1,507,815
Treasury stock	(124)	(124)
Total capital and surplus	1,516,512	1,534,894
Total liabilities and capital and surplus	$9,700,899	$9,523,310

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Operations – Statutory-Basis

	Year Ended December 31
	2022	2021
	(In Thousands)

Premium and annuity considerations	$598,606	$562,672
Supplemental contract considerations	6,061	3,372
Net investment income	409,253	410,295
Amortization of interest maintenance reserve	(1,836)	(661)
Commission and expense allowance on reinsurance ceded	12,950	13,857
Other (expense) income	(418)	119
Total income	1,024,616	989,654

Death benefits	199,285	192,740
Annuity benefits including surrenders	109,184	105,790
Disability benefits and benefits under accident and health contracts	127,446	123,905
Other policy and contract benefits	37,852	32,942
Changes in policy reserves	167,855	191,705
Total benefits	641,622	647,082

Commission expenses	38,060	38,078
General insurance expenses	112,293	123,710
Insurance taxes, licenses and fees	14,391	18,137
Total operating expenses	164,744	179,925

Miscellaneous income	3,405	5,691

Net operating income	221,655	168,338
Dividends to policyholders	59,783	58,729
Net income before federal income taxes and net realized capital gains	161,872	109,609
Federal income tax expense	31,094	20,772
Net income before net realized capital gains	130,778	88,837
Net realized capital gains	9,006	32,838
Net income	$139,784	$121,675

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Changes in Capital and Surplus – Statutory-Basis

	Year Ended December 31
	2022	2021
	(In Thousands)

Capital and surplus, beginning of year	$1,534,894	$1,357,884
Net income	139,784	121,675
Change in net unrealized gains and losses	(82,574)	76,189
Change in nonadmitted assets	(109,835)	11,854
Change in net deferred income tax assets	5,091	5,503
Change in asset valuation reserve	48,382	(18,783)
Dividends to stockholders	(19,423)	(19,423)
Change in liability for OPEB benefits	193	(5)
Net (decrease) increase	(18,382)	177,010
Capital and surplus, end of year	$1,516,512	$1,534,894

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Cash Flow – Statutory-Basis

	Year Ended December 31
	2022	2021
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	$599,823	556,742
Net investment income	407,538	417,786
Other income	13,834	14,738
Benefits and loss-related payments	(478,944)	(468,282)
Commissions and expenses paid	(163,107)	(178,392)
Dividends paid to policyholders	(58,187)	(56,191)
Federal income taxes paid	(38,445)	(19,835)
Net cash provided by operating activities	282,512	266,566

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	1,115,127	729,720
Stocks	108,535	109,391
Mortgage loans	28,664	52,854
Real estate	33,142	–
Other invested assets	149,067	220,917
Net losses on cash and short-term investments	(39)	(22)
Miscellaneous proceeds	32,916	–
Total investment proceeds	1,467,412	1,112,860

Purchases of investments:
Bonds	(1,466,545)	(961,356)
Stocks	(165,691)	(109,155)
Mortgage loans	(62,380)	(71,309)
Real estate	(2,267)	(1,713)
Other invested assets	(179,445)	(195,939)
Miscellaneous applications	(6,320)	(7,851)
Total investments purchased	(1,882,648)	(1,347,323)
(Increase) decrease in policy loans	(5,580)	6,812
Net cash used in investing activities	(420,816)	(227,651)

Financing and miscellaneous activities
Borrowed funds received (paid)	18,122	(40,515)
Net deposits on deposit-type contract funds	71,678	125,894
Dividends to stockholder	(19,423)	(19,423)
Other cash (used in) provided by financing and miscellaneous activities	(54,058)	2,214
Net cash provided by financing and miscellaneous activities	16,319	68,170

(Decrease) increase in cash and cash equivalents	(121,985)	107,085
Cash and cash equivalents, beginning of year	194,855	87,770
Cash and cash equivalents, end of year	$72,870	$194,855

Supplemental disclosures of cash flow information for non-cash transactions:
Bond exchanges	$23,264	$30,537
Common Stock - bonds	-	42
Common Stock exchanges	24,877	-
Common Stock - other invested assets	-	363
Preferred stock - common stock reclassification	-	10,085
Preferred Stock exchanges	-	507

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements

December 31, 2022

1. Nature of Operations

COUNTRY Life/Health Group (the Company) includes the accounts of COUNTRY Life Insurance Company (COUNTRY Life) and its wholly owned subsidiary COUNTRY Investors Life Assurance Company (COUNTRY Investors), both of which are domiciled in the state of Illinois.

COUNTRY Life is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA). COUNTRY Life has several wholly owned subsidiaries: COUNTRY Investors which writes principally universal life and fixed annuity products; COUNTRY Trust Bank, a federally chartered savings bank; and COUNTRY Capital Management Company, a broker-dealer.

The Company’s primary business is the sale of life insurance, accident and health, and annuity products through more than 1,687 financial representatives. Life insurance premiums represent approximately 70%, accident and health premiums approximately 16%, and annuity premiums approximately 14% of total premium income. Although the Company is licensed in 44 states, approximately 57% of premium income is written in Illinois.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies

Use of Estimates

The preparation of combined financial statements requires management to make estimates and assumptions that affect amounts reported in the combined statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Principles of Combination

The accompanying combined financial statements include the accounts of COUNTRY Life and COUNTRY Investors and have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). These practices are consistent with those prescribed or permitted under the National Association of Insurance Commissioners (NAIC) accounting practices and procedures manual. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values of COUNTRY Investors and the capital and surplus accounts from the balance sheets as well as unrealized capital gains and losses due to equity investments in combined subsidiaries.

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investments

Investments in bonds and redeemable preferred stocks are reported at either amortized cost or fair value based on their NAIC rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option were selected for held-to-maturity investments, the unrealized holding gains and losses would be reported in earnings. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, OTTI losses attributed to a deterioration of credit are reported in operations, while OTTI losses related to all other factors are reported as a component of stockholder’s equity.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral, less estimated costs to obtain and sell, and the recorded investment in the mortgage loans. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective-interest rate or, if foreclosure is probable, on the estimated fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus rather than being included as a component of earnings, as would be required under GAAP.

Real estate owned by the Company is primarily occupied by employees of affiliates who provide services to the Company. This real estate is included in investments rather than reported as an operating asset.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying combined statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and amounts transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations, net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines would be charged to earnings.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

Investment in Subsidiaries

The accounts and operations of COUNTRY Trust Bank and COUNTRY Capital Management Company are not consolidated with the accounts and operations of the Company, as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as nonadmitted, principally certain deferred tax assets, disallowed IMR, and prepaid expenses, are excluded from the accompanying combined statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that those assets are not impaired.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy Reserves

Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

At December 31, 2022 and 2021, the Company recorded a premium deficiency reserve of $34,900,000 and $41,256,000, respectively. The Company considers anticipated investment income when calculating the premium deficiency reserve.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk, except for group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies and for group annuity contracts, are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Deferred Income Taxes

Admitted deferred tax assets (DTAs) are calculated as the sum of (1) the amount of federal capital income taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences in a time frame consistent with the Internal Revenue Service (IRS) capital loss carryback provisions, not to exceed three years, that reverse by the end of the subsequent calendar year; (2) the remaining amount of DTAs expected to be realized within three years not to exceed 15% of the current period adjusted statutory surplus; and (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs). The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, and the change in net deferred taxes is included in earnings.

Statements of Cash Flow

Cash, cash equivalents, and short-term investments in the combined statutory-basis statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less. If, in the aggregate, the Company has a net negative cash balance, it is recorded as a negative net asset rather than a liability.

Policyholder Dividends

Policyholders’ dividends are recognized when declared by the Board of Directors rather than over the term of the related policies.

The effects of the foregoing variances from GAAP on the accompanying combined statutory-basis financial statements have not been determined but are presumed to be material.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC as follows:

Bonds not backed by other loans are stated at amortized cost, while all other bonds (NAIC designation 6) are stated at the lower of amortized cost or fair value.

Loan-backed securities that are designated highest quality and high quality (NAIC designations 1 and 2, respectively) are stated at amortized cost, while all other securities (NAIC designation 6) are stated at the lower of amortized cost or fair value using the interest method, including anticipated prepayments. The retrospective adjustment method is used to value structured securities except for structured securities with an OTTI, which are valued using the prospective method.

Investments in perpetual preferred stocks are stated at the lower of cost or fair value.

The Company’s noninsurance subsidiaries that have significant ongoing operations other than for the Company and its affiliates are reported at the Company’s interest in the affiliates’ audited GAAP equity. The net changes in the subsidiaries’ equity are included in the change in net unrealized gains or losses in the accompanying combined statutory-basis statements of changes in capital and surplus.

Common stocks, other than investments in subsidiaries and controlled and affiliated companies, are stated at fair value. Unrealized gains and losses on common stocks are reported directly in unassigned surplus and do not affect operations.

Mortgage loans on real estate are stated at the aggregate carrying value, less accrued interest.

Policy loans are stated at unpaid balances.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Land is reported at cost. Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. A portion of non-home office real estate is nonadmitted due to statutory requirements that a current appraisal has to be on file that is not older than five years from the current accounting period.

The Company has ownership interests in joint ventures that are included in other invested assets. The Company carries these interests based on its interest in the underlying audited GAAP equity.

The Company has a loan with an affiliate that it states at carrying value. See Note 8.

Realized gains and losses are determined using the specific-identification basis.

Investment Income

Interest on bonds and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on restructured mortgage loans is recorded as income when earned based on the new contractual rate. Interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

Premiums

Life insurance premiums are recognized as revenue over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Benefits

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

Liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances, less applicable surrender charges.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2022, are as follows:

		General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
		(In Thousands)
INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$-	$-	$-	$-	- %
	b. At book value less current surrender charge of 5% or more	186,049	-	-	186,049	5.7
	c. At fair value	-	-	-	-	-
	d. Total with market value adjustment or at fair value	186,049	-	-	186,049	5.7
	e. At book value without adjustment (minimal or no charge adjustment)	2,729,113	-	33,239	2,762,352	84.7
(2)	Not Subject to discretionary withdrawal	311,946	-	57	312,003	9.6
(3)	Total (gross)	3,227,108	-	33,296	3,260,404	100.0%
(4)	Reinsurance ceded	2,958,207	-	-	2,958,207
(5)	Total (net)	$268,901	$-	$33,296	$302,197
(6)	Amount included in (1)b above that will move to (1)e in the year after the statement date	$58,159	$-	$-	$58,159

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2022, are as follows:

		General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
		(In Thousands)
GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$5,355	$-	$-	$5,355	5.8%
	b. At book value less current surrender charge of 5% or more	-	-	-	-	-
	c. At fair value	-	-	-	-	-
	d. Total with market value adjustment or at fair value	5,355	-	-	5,355	5.8
	e. At book value without adjustment (minimal or no charge adjustment)	-	-	-	-	-
(2)	Not Subject to discretionary withdrawal	85,678	-	993	86,671	94.2
(3)	Total (gross)	91,033	-	993	92,026	100.0%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)	$91,033	$-	$993	$92,026
(6)	Amount included in (1)b above that will move to (1)e in the year after the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2022, are as follows:

		General Account	Separate Account With Guarantees	Separate Account Non- Guaranteed	Total	%
		(In Thousands)
DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a. With market value adjustment	$-	$-	$-	$-	-%
	b. At book value less current surrender charge of 5% or more	-	-	-	-	-
	c. At fair value	-	-	-	-	-
	d. Total with market value adjustment or at fair value	-	-	-	-	-
	e. At book value without adjustment (minimal or no charge adjustment)	582,987	-	-	582,987	58.7
(2)	Not Subject to discretionary withdrawal	410,236	-	-	410,236	41.3
(3)	Total (gross)	993,223	-	-	993,223	100.0%
(4)	Reinsurance ceded	71,574	-	-	71,574
(5)	Total (net)	$921,649	$-	$-	$921,649
(6)	Amount included in (1)b above that will move to (1)e in the year after the statement date	$-	$-	$-	$-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liablilities, including separate account liabilities, at December 31, 2022, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Section B Total (Net)	$227,775
Exhibit 5, Section C Total (Net)	132,159
Exhibit 7, Column 1, Line 14	921,649
Subtotal	1,281,583

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0299999	34,231
Exhibit 3, Column 2, Line 0399999	57
Policyholder dividend & coupon accumulations	-
Policyholder premiums	-
Guaranteed interest contracts	-
Other contract deposit funds	-
Subtotal	34,288

Combined Total	$1,315,871

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2022, are as follows:

	Account	Cash
	Value	Value	Reserve
	(In Thousands)
GENERAL ACCOUNT:
(1) Subject to discretionary withdrawal:
a. Term Policies with Cash Value	$-	$68,651	$187,089
b. Universal Life	505,956	505,335	510,025
c. Universal Life with Secondary Guarantees	313,197	282,369	649,796
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	4,357,825	4,651,815
h. Variable Life	-	-	-
i. Variable Universal Life	626	-	965
j. Miscellancous Reserves	-	-	-
Subtotal	$819,779	$5,214,180	$5,999,690

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	632,982
b. Accidental Death Benefits	x	x	658
c. Disability - Active Lives	x	x	4,018
d. Disability - Disabled Lives	x	x	7,531
e. Miscellancous Reserves	x	x	68,268
Subtotal	-	-	713,457
(3) Total (gross: direct + assumed)	819,779	5,214,180	6,713,147
(4) Reinsurance ceded	383,854	367,562	867,920
(5) Total (net)	$435,925	$4,846,618	$5,845,227

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2022, are as follows:

	Account	Cash
	Value	Value	Reserve
(In Thousands)
SEPARATE ACCOUNT NONGUARANTEED:
(1) Subject to discretionary withdrawal, surrender values or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	-	-	-
c. Universal Life with Secondary Guarantees	-	-	-
d. Indexed Universal Life	-	-	-
e. Indexed Universal Life with Secondary Guarantees	-	-	-
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	-	-	-
h. Variable Life	-	-	-
i. Variable Universal Life	8,518	8,518	8,518
j. Miscellancous Reserves	-	-	-
Subtotal	$8,518	$8,518	$8,518

(2) Not subject to discretionary withdrawal or no cash values:
a. Term Policies without Cash Value	x	x	-
b. Accidental Death Benefits	x	x	-
c. Disability - Active Lives	x	x	-
d. Disability - Disabled Lives	x	x	-
e. Miscellancous Reserves	x	x	-
Subtotal	-	-	-
(3) Total (gross: direct + assumed)	8,518	8,518	8,518
(4) Reinsurance ceded	-	-	-
(5) Total (net)	$8,518	$8,518	$8,518

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2022, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (Net)	$5,773,328
Exhibit 5, Accidental Death Benefits Section, Total (Net)	658
Exhibit 5, Disability - Active Lives Section, Total (Net)	3,993
Exhibit 5, Disability - Disabled Lives Section, Total (Net)	7,158
Exhibit 5, Miscellaneous Reserves Section, Total (Net)	60,090
Subtotal	5,845,227

Separate Accounts Annual Statement:
Exhibit 3, Column 2, Line 0199999	8,518
Exhibit 3, Column 2, Line 0499999	-
Exhibit 3, Column 2, Line 0599999	-
Subtotal	8,518

Combined Total	$5,853,745

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid policy and contract claims on accident and health policies represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred but not paid through December 31. The Company discounts its policy and contract claim reserves for long-term disability insurance policies using disability tables and discount rates (generally 3.5% or 4.5%) approved by the Department. Reserves for unpaid policy and contract claims are estimated using individual-case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying combined statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders and contract-holders as well as retirement benefits of employees of affiliated companies and for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying combined statutory-basis financial statements.

As of December 31, 2022 and 2021, the Company’s separate account statement included legally insulated assets of $43,419,000 and $56,676,000, respectively. A certain variable annuity product contains a mortality guarantee backed by the general account. In accordance with the guarantee, if there is a deficiency in the invested funds underlying the separate account contract reserves, the general account will fund the deficiency. The separate account does not pay risk charges to the general account for guarantees. The general account of the Company received $169,000 and $147,000 toward separate account guarantees in 2022 and 2021, respectively.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value except for bonds, stocks, policy loans, and mortgage loans. The carrying value and the fair value of bonds, stocks, policy loans, and mortgage loans are disclosed in Note 3. The carrying value and fair value of annuities and deposit funds are disclosed in Note 2.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments

The carrying value and fair value of investments in bonds are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Thousands)
At December 31, 2022
U.S. government and its agencies	$39,188	$76	$4,785	$34,479
States and political subdivisions	1,215,559	22,291	77,768	1,160,082
Corporate securities	4,213,128	39,370	386,985	3,865,513
Residential mortgage-backed securities	490,667	4,376	45,326	449,717
Commercial mortgage-backed securities	381,068	1,082	25,709	356,441
Other asset-backed securities	1,137,638	2,857	56,092	1,084,403
SVO identified funds	45,314	-	-	45,314
Total bonds	$7,522,562	$70,052	$596,665	$6,995,949

At December 31, 2021
U.S. government and its agencies	$39,785	$4,431	$483	$43,733
States and political subdivisions	1,213,219	179,285	1,171	1,391,333
Corporate securities	4,029,644	526,205	10,042	4,545,807
Residential mortgage-backed securities	492,753	37,419	3,041	527,131
Commercial mortgage-backed securities	329,675	9,831	1,216	338,290
Other asset-backed securities	1,105,567	14,121	4,689	1,114,999
SVO identified funds	61,826	-	-	61,826
Bank loans - unaffiliated	8,399	-	22	8,377
Total bonds	$7,280,868	$771,292	$20,664	$8,031,496

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2022, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Fair
	Value	Value
	(In Thousands)
At December 31, 2022
Maturity:
In 2023	$123,643	$122,888
In 2024–2027	761,914	746,358
In 2028–2032	1,057,344	1,028,830
After 2032	3,524,974	3,161,997
Residential mortgage-backed securities	490,667	449,717
Commercial mortgage-backed securities	381,068	356,441
Other asset-backed securities	1,137,638	1,084,403
SVO identified funds	45,314	45,314
Total bonds	$7,522,562	$6,995,949

Proceeds from sales of investments in bonds were $664,118,000 and $11,967,000 during 2022 and 2021, respectively. Gross gains of $328,000 and $44,000 and gross losses of $94,494,000 and $20,000 were realized on those sales in 2022 and 2021, respectively.

Bonds with a statement value of $12,745,000 and $11,649,000 at December 31, 2022 and 2021, respectively, were restricted and on deposit with government authorities and reinsurers as required by law or contract.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The amortized cost, gross unrealized gains and losses, and fair value of investments in stocks are as follows:

	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(In Thousands)
At December 31, 2022
Preferred stocks - unaffiliated	$23,666	$201	$3,887	$19,980
Common stocks – unaffiliated	288,401	109,170	10,826	386,745
Common stocks – affiliated	23,278	8,863	-	32,141
Total stocks	$335,345	$118,234	$14,713	$438,866

At December 31, 2021
Preferred stocks - unaffiliated	$23,660	$1,762	$27	$25,395
Common stocks – unaffiliated	234,342	176,859	2,352	408,849
Common stocks – affiliated	23,278	10,017	-	33,295
Total stocks	$281,280	$188,638	$2,379	$467,539

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The following tables illustrate fair values and gross unrealized losses, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
At December 31, 2022
Bonds:
U.S. government and its agencies	$21,338	$3,208	$6,066	$1,577	$27,404	$4,785
States and political subdivisions	608,293	68,757	26,848	9,011	635,141	77,768
Corporate securities	2,549,771	335,600	185,647	51,385	2,735,418	386,985
Residential mortgage-backed securities	304,855	32,896	69,816	12,430	374,671	45,326
Commercial mortgage-backed securities	267,050	23,166	25,761	2,543	292,811	25,709
Other asset-backed securities	460,531	39,413	287,329	16,679	747,860	56,092
SVO identified funds	4,528	-	40,786	-	45,314	-
Total bonds	4,216,366	503,040	642,253	93,625	4,858,619	596,665

Stocks:
Preferred stocks - unaffiliated	15,954	3,303	1,448	584	17,402	3,887
Common stocks - unaffiliated	68,648	9,176	7,632	1,650	76,280	10,826
Total stocks	84,602	12,479	9,080	2,234	93,682	14,713

Total bonds and stocks	$4,300,968	$515,519	$651,333	$95,859	$4,952,301	$611,378

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(In Thousands)
At December 31, 2021
Bonds:
U.S. government and its agencies	$-	$-	$7,159	$483	$7,159	$483
States and political subdivisions	46,934	835	1,660	336	48,594	1,171
Corporate securities	190,314	4,972	77,864	5,070	268,178	10,042
Residential mortgage-backed securities	53,057	1,203	46,372	1,838	99,429	3,041
Commercial mortgage-backed securities	89,214	1,039	10,755	177	99,969	1,216
Other asset-backed securities	186,603	1,407	156,454	3,282	343,057	4,689
SVO identified funds	56,475	-	-	-	56,475	-
Bank Loans - Unaffiliated	-	-	8,377	22	8,377	22
Total bonds	622,597	9,456	308,641	11,208	931,238	20,664

Stocks:
Preferred stocks -unaffiliated	-	-	2,004	27	2,004	27
Common stocks -unaffiliated	33,843	2,352	-	-	33,843	2,352
Total stocks	33,843	2,352	2,004	27	35,847	2,379

Total bonds and stocks	$656,440	$11,808	$310,645	$11,235	$967,085	$23,043

The Company believes that all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria prescribed by NAIC standards. The Company has the intent and ability to hold these investments until maturity (for bonds) or until the fair value recovers above cost or amortized cost (for bonds and common stocks).

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

For the years ended December 31, 2022 and 2021, realized capital losses included $2,817,000 and $1,334,000, respectively, related to bonds and stocks that have experienced other-than-temporary declines in value.

For the years ended December 31, 2022 and 2021, realized capital losses included $1,835,000 and $0, respectively, related to mortgage loans that have experienced other-than-temporary declines in value.

The Company owns 100% of COUNTRY Trust Bank and COUNTRY Capital Management Company. Summarized GAAP financial information for the noninsurance subsidiaries as of and for the years ended December 31 is as follows:

			COUNTRY Capital
	COUNTRY Trust Bank		Management Company
	2022	2021	2022	2021
	(In Thousands)

Total assets	$31,225	$32,611	$5,079	$6,118
Total stockholder’s equity	27,746	28,360	4,395	4,935
Total income	70,203	73,707	9,778	12,454
Total expenses	61,684	60,997	10,521	12,085
Net income (loss)	6,223	9,312	(540)	268

The carrying value of the Company’s investment in the common stock of its subsidiaries was $32,141,000 and $33,295,000 at December 31, 2022 and 2021, respectively. Included in the change in net unrealized gains and losses for the years ended December 31, 2022 and 2021, is an unrealized loss of $1,154,000 and an unrealized gain of $635,000, respectively, related to the change in carrying values of the Company’s investments in its subsidiaries.

During 2022 and 2021, the Company received dividends of $5,100,000 and $8,575,000, respectively, from COUNTRY Trust Bank.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The carrying value of policy loans was $389,120,000 and $383,159,000 at December 31, 2022 and 2021 respectively. The fair value of policy loans was $387,844,000 and $381,749,000 at December 31, 2022 and 2021, respectively. The carrying value of mortgage loans was $387,503,000 and $355,623,000 at December 31, 2022 and 2021, respectively. The fair value of mortgage loans was $353,102,000 and $370,523,000 at December 31, 2022 and 2021, respectively.

The Company invests in mortgage loans principally involving commercial real estate. The Company’s investments in mortgage loans generally consist of first-mortgage liens on completed income-producing properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 100% for 2022 and 75% for 2021. The maximum and minimum interest rates of mortgage loans were 6.51% and 3.10%, and 7.10% and 3.10%, respectively, for 2022 and 2021. At December 31, 2022, 9%, or $35,479,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. At December 31, 2021, 11%, or $39,253,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. The Company monitors the credit quality of its mortgage loans using the debt service coverage ratio, which measures the mortgagor’s ability to make the scheduled payments. Loans below 1.10 debt service coverage are maintained on a watch list. The loans above and below the prescribed debt service coverage ratio were $384,783,000 and $2,720,000, respectively, at December 31, 2022, and $349,726,000 and $5,897,000 at December 31, 2021.

As of December 31, 2022 and 2021, respectively, all but one of the Company’s mortgage loans held were current. There was one mortgage loan with interest past due and in the process of foreclosure. As of December 31, 2022 and 2021, respectively, the Company held five mortgage loans with carrying values of $30,597,000 and six mortgage loans with carrying values of $36,656,000 in which the Company was a participant or co-lender in a mortgage loan agreement. During 2022 and 2021, the Company foreclosed on no properties, and transferred no mortgage loans to real estate, but has one mortgage where the forelcosure process has been initiated. The Company recorded an impairment on one mortgage loan in the amount of $1,835,000 and $0 as of December 31, 2022 and 2021, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The components of real estate at December 31 are summarized as follows:

	2022	2021
	(In Thousands)
Home office properties:
Land	$4,593	$5,857
Buildings and improvements	57,451	74,544
Accumulated depreciation	(38,031)	(46,037)
Total home office properties	24,013	34,364

Investment properties:
Land	1,018	1,018
Buildings	3,734	3,734
Accumulated depreciation	(1,082)	(986)
Nonadmitted	(1,451)	-
Total investment properties	2,219	3,766
Total real estate	$26,232	$38,130

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2022	2021
	(In Thousands)
Bonds:
Gross gains	$2,792	$7,263
Gross losses	(98,349)	(2,647)
Total bonds	(95,557)	4,616

Common stocks:
Gross gains	13,382	43,209
Gross losses	(16,480)	(1,086)
Total common stocks	(3,098)	42,123

Other investments:
Preferred stocks	-	(1)
Real estate	19,919	(148)
Other invested assets	(1,768)	3,341
Total other investments	18,151	3,192

Amounts transferred to IMR, net	74,181	(4,701)
Net realized (losses) gains before federal income tax	(6,323)	45,230
Federal income tax (benefit) expense	(15,329)	12,392
Net realized capital gains	$9,006	$32,838

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Major categories of net investment income for the years ended December 31, 2022 and 2021, are summarized as follows:

	2022	2021
	(In Thousands)

Bonds	$336,615	$329,031
Preferred stocks – unaffiliated	1,221	1,207
Common stocks – unaffiliated	8,787	12,240
Common stocks – affiliated	5,100	8,575
Mortgage loans	15,615	17,509
Policy loans	16,456	16,287
Cash equivalents	1,363	475
Real estate	3,403	5,135
Other invested assets	30,608	28,736
Securities lending	320	147
Total investment income	419,488	419,342
Investment expenses	10,235	9,047
Net investment income	$409,253	$410,295

Real estate income includes amounts for the occupancy of home office properties of $2,903,000 and $2,687,000 in 2022 and 2021, respectively.

Securities were sold, redeemed or otherwise disposed of as a result of a callable feature which generated investment income. In 2022, there were seventy-five such securities, which generated investment income of $3,485,000. In 2021, there were one hundred thirty-one such securities, which generated investment income of $7,539,000.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

A summary of loan-backed securities, disclosed in the aggregate, classified on the basis for the OTTI as of December 31, 2022, is as follows:

	Amortized Cost	OTTI Recognized as Realized Loss	Fair Value
(In Thousands)
At December 31, 2022
Intent to sell	$-	$-	$-
Inability to recover amortized cost basis	-	-	-
Present value of cash flows expected	9,163	1,399	8,670

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The loan-backed securities with a recognized OTTI for the year ended December 31, 2022, are as follows:

CUSIP	Amortized Cost Before OTTI	OTTI Recognized as Realized Loss	Amortized Cost After OTTI	Fair Value
	(In Thousands)
At December 31, 2022
12667G4N0	$438	$44	$394	$423
16162WQX0	102	12	90	150
36242DVE0	622	163	459	531
36242DVF7	24	6	18	21
45660LS83	1,124	135	989	1,069
466247ZQ9	842	86	756	735
46628YBA7	-	-	-	-
57643MML5	81	20	61	71
57643QBN4	1,139	323	816	994
12667GDE0	562	86	476	460
12668ABN4	316	45	271	258
12668BRB1	735	91	644	660
126694PH5	185	22	163	173
3622MPBD9	279	60	219	227
36242DQY2	324	40	284	276
45660NZR9	2	2	-	-
46629AAK7	309	45	264	291
126694JR0	79	9	70	69
362334AN4	293	33	260	238
126694XS2	676	70	606	548
16162WQX0	90	10	80	125
90342WAJ6	941	97	844	1,351
	$9,163	$1,399	$7,764	$8,670

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as IDC, or internal estimates. The Company has no significant concentrations of credit risk. The Company had no investments for which it was not practicable to estimate fair value.

Under the securities lending program, the Company requires a minimum percentage of 102% of the fair value of domestic securities loaned at the outset of the contract to be provided as collateral. At December 31, 2022 and 2021, bonds with a fair value of $77,083,000 and $109,943,000, respectively, were on loan under this program, while cash collateral held was $79,462,000 and $112,247,000, respectively. The Company receives collateral in the form of cash monies. All collateral is in an open position. The collateral is reinvested in a pool of funds with other security lender participants. Collateral is reinvested in a pool of high-quality securities, with an emphasis on liquidity and principal preservation.

The following table represents the Company’s reinvested collateral as a pro rata share of the investment pool as of December 31:

	2022		2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Thousands)

30 days or less	$42,529	$42,455	$72,261	$72,260
31 to 60 days	14,000	13,999	11,500	11,500
61 to 90 days	8,750	8,750	6,750	6,750
91 to 120 days	8,000	8,000	15,247	15,246
121 to 180 days	4,000	4,001	1,499	1,498
181 to 365 days	2,000	2,000	4,989	4,985
Total collateral reinvested	$79,279	$79,205	$112,246	$112,239

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

At December 31, 2022 and 2021, the number of remaining years of unexpired tax credits and the required holding period are as follows:

	2022		2021
Investment	Unexpired Tax Credits	Required Holding Period	Unexpired Tax Credits	Required Holding Period

Advantage Capital Colorado LIHTC
Investors LLC	3 years	3 years	4 years	4 years

The balance of the LIHTC investments recognized in the statement of financial position as of December 31, 2022 and December 31, 2021, was $120,000 and $180,000, respectively. The Company recognized $75,000 in LIHTC and other tax benefits during 2022 and 2021.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the accompanying combined statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition

Level 1	Inputs that are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level 2	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data at the measurement date.
Level 3	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The following tables summarize fair value measurements by level, measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2022
Assets at Fair Value:
Bonds:
Corporate securities	$-	$2,990	$1,870	$4,860
SVO identified funds	45,314	-	-	45,314
Total Bonds	45,314	2,990	1,870	50,174

Preferred stocks – unaffiliated	18,168	38	106	18,312
Common stocks – unaffiliated	368,521	-	18,224	386,745
Cash equivalents	87,124	-	-	87,124
Securities lending reinvested collateral assets	-	44,751	-	44,751
Separate accounts	43,384	-	-	43,384
Total	$562,511	$47,779	$20,200	$630,490

Liabilities at Fair Value:
Deposit Type Contracts	$627,849	$293,800	$-	$921,649
Total	$627,849	$293,800	$-	$921,649

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Level 1	Level 2	Level 3	Total
	(In Thousands)
At December 31, 2021
Assets at Fair Value:
Bonds:
Corporate securities	$-	$3,110	$-	$3,110
SVO identified funds	61,826	-	-	61,826
Total Bonds	61,826	3,110	-	64,936

Preferred stocks – unaffiliated	21,321	2,158	139	23,618
Common stocks – unaffiliated	394,594	-	14,255	408,849
Cash equivalents	205,368	-	-	205,368
Securities lending reinvested collateral assets	-	82,980	-	82,980
Separate accounts	56,631	-	-	56,631
Total	$739,740	$88,248	$14,394	$842,382

Liabilities at Fair Value:
Deposit Type Contracts	$567,771	$282,200	$-	$849,971
Total	$567,771	$282,200	$-	$849,971

There have been no changes in valuation techniques and inputs used in determining the fair values for Level 2 and Level 3 securities. Fair values for Level 2 securities are determined from prices obtained from various pricing sources. Fair values for Level 3 securities, since there are no observable inputs, are based on management’s judgment, based on information provided by the issuer, or based on information provided by a pricing service. The Company had no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred into or out of level 3. Transfers into Level 3 occur because the price provided by the pricing service, issuer, or management could not be supported by observable outputs. Transfers out of Level 3 occur because the price provided by the pricing service, issuer, or management could be supported by observable inputs.

The following table summarizes the changes in fair value during 2022 and 2021 for the Level 3 assets disclosed above:

	Beginning Balance	Transfers In (Out)	Net Gain (Loss) Included in Income/ Surplus	Net Purchases (Sales)	Ending Balance
	(In Thousands)
2022
Corporate Bonds	$-	$2,839	$(969)	$-	$1,870
Preferred stocks – unaffiliated	139	-	(33)	-	106
Common stocks – unaffiliated	14,255	-	-	3,969	18,224
Total	$14,394	$2,839	$(1,002)	$3,969	$20,200

2021
Preferred stocks – unaffiliated	$10,945	$-	$-	$3,310	$14,255
Common stocks – unaffiliated	-	119	20	-	139
Total	$10,945	$119	$20	$3,310	$14,394

Transfers to or from Level 3 are generally recognized at the end of the reporting period. Corporate Bond, 10623*AA4, Bravos Sandy Creek Electric transferred into Level 3 during the period and is now carried at fair value. During the period ending December 31, 2021, Preferred Stock - Unaffiliated Security, 455434886, Indianapolis Power and Light, transferred into Level 3 and is now carried at fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The tables below reflect the fair values and admitted values of all admitted assets that are financial instruments as of December 31, 2022 and 2021:

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2022
U.S. government and its agencies	$34,479	$39,188	$-	$34,479	$-
States and political subdivisions	1,160,082	1,215,559	-	1,156,966	3,116
Corporate securities	3,865,513	4,213,128	-	2,780,738	1,084,775
Residential mortgage-backed securities	449,717	490,667	-	449,717	-
Commercial mortgage-backed securities	356,441	381,068	-	344,265	12,176
Other asset-backed securities	1,084,403	1,137,638	-	624,422	459,981
SVO identified funds	45,314	45,314	45,314	-	-
Bank Loans - Unaffiliated	-	-	-	-	-
Total bonds	6,995,949	7,522,562	45,314	5,390,587	1,560,048

Preferred stocks - unaffiliated	19,980	19,898	18,168	38	1,774
Common stocks - unaffiliated	386,745	386,745	368,521	-	18,224
Mortgage loans	353,102	387,503	-	-	353,102
Cash equivalents	87,124	87,124	87,124	-	-
Other invested assets - unaffiliated	27,649	33,281	-	27,529	120
Other invested assets - affiliated	12,937	12,937	-	-	12,937
Securities lending reinvested collateral assets	79,205	79,205	-	79,205	-
Separate accounts	43,384	43,384	43,384	-	-
Total	$8,006,075	$8,572,639	$562,511	$5,497,359	$1,946,205

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Fair Value	Admitted Assets	Level 1	Level 2	Level 3
	(In Thousands)
At December 31, 2021
U.S. government and its agencies	$43,733	$39,785	$-	$43,733	$-
States and political subdivisions	1,391,333	1,213,219	-	1,387,565	3,768
Corporate securities	4,545,807	4,029,644	-	3,408,400	1,137,407
Residential mortgage-backed securities	527,131	492,753	-	527,131	-
Commercial mortgage-backed securities	338,290	329,675	-	326,251	12,039
Other asset-backed securities	1,114,999	1,105,567	-	647,154	467,845
SVO identified funds	61,826	61,826	61,826	-	-
Bank Loans - Unaffiliated	8,377	8,399	-	-	8,377
Total bonds	8,031,496	7,280,868	61,826	6,340,234	1,629,436

Preferred stocks - unaffiliated	25,395	25,203	21,321	2,158	1,916
Common stocks - unaffiliated	408,849	408,849	394,594	-	14,255
Mortgage loans	370,523	355,623	-	-	370,523
Cash equivalents	205,368	205,368	205,368	-	-
Other invested assets - unaffiliated	38,474	33,419	-	38,294	180
Securities lending reinvested collateral assets	112,240	112,240	-	112,240	-
Separate accounts	56,631	56,631	56,631	-	-
Total	$9,248,976	$8,478,201	$739,740	$6,492,926	$2,016,310

The Company has no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes

COUNTRY Life and COUNTRY Investors will file a consolidated federal income tax return for 2022 with its parent, Illinois Agricultural Holding Company (IAHC) and subsidiaries. There was an amount due from IAHC for income taxes at December 31, 2022 of $25,891,000. The Company has a written agreement, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. As provided in Internal Revenue Service Regulation Section 1.1552-1(a)(2) as supplemented by the methodology in Section 1.1502-33(d)(3), allocation of the consolidated tax liability to each company of the consolidated group is based upon that company’s separate return liability provided however that intercompany transactions which are deferred under a consolidated return, as well as losses incurred and credits utilized by the consolidated group shall be recognized. Such provisions shall be applied taking into account the subgroup method set forth in Treasury Regulation Section 1.1502-47 and the related limitations on utilizing a loss from a life or nonlife subgroup, as applicable, against the income of the other subgroup. Intercompany tax balances are settled within 30 days of the filing of the applicable estimated or actual consolidated federal income tax return. At December 31, 2022, COUNTRY Life and COUNTRY Investors, the life company subgroup, has federal and state income taxes receivable of $743,000 for amended return periods prior to joining the IAHC consolidated group tax returns.

The Company has no operating loss, net capital loss, or tax credit carryforwards for 2022 and 2021.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of the net admitted DTAs at December 31 are as follows:

	2022	2021	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$8,532	$2,312	$6,220
Ordinary	155,097	152,215	2,882
Adjusted gross deferred tax assets:
Capital	8,532	2,312	6,220
Ordinary	155,097	152,215	2,882
Deferred tax liabilities:
Capital	55,811	71,575	(15,764)
Ordinary	37,739	39,606	(1,867)
Net deferred tax assets	70,079	43,346	26,733
Deferred tax assets nonadmitted:
Ordinary	32,091	8,272	23,819
Net admitted deferred tax assets (liabilities):
Capital	(47,279)	(69,263)	21,984
Ordinary	85,267	104,337	(19,070)
	$37,988	$35,074	$2,914

Nonadmitted DTAs increased $23,819,000 in 2022 and decreased $15,216,000 in 2021, respectively.

There were no unrecognized deferred tax liabilities in 2022 or 2021.

The Company has not utilized tax planning strategies in determining its admitted DTAs during 2022 or 2021.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The detailed amounts of each component of the calculation of SSAP No. 101 are as follows:

	December 31
	2022	2021
	(In Thousands)

FIT recoverable through carryback – capital	$7,440	$2,310
Gross DTAs allowed per limitation threshold – ordinary	30,548	32,764
Gross DTAs offset by gross DTLs – ordinary	92,458	111,179
Gross DTAs offset by gross DTLs – capital	1,092	2
Total admitted DTA	$131,538	$146,255

The authorized control level risk-based capital (RBC) ratio used to determine the recovery period and threshold limitation was 1,156% and 1,179% in 2022 and 2021, respectively, and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation was $1,653,967,000 and $1,722,863,000 in 2022 and 2021, respectively. Using a 15% ratio, the threshold limitation was $248,095,000 and $258,429,000 in 2022 and 2021, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	2022	2021	Change
	(In Thousands)
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$94,621	$95,008	$(387)
Deferred acquisition costs	43,699	40,332	3,367
Policyholder dividend accrual	12,967	12,633	334
Section 807(f) adjustments	1,463	1,981	(518)
TCJA reserves transition (2018-2025)	1,124	1,499	(375)
Other (items less than $1,000,000)	1,223	762	461
Total ordinary deferred tax assets	155,097	152,215	2,882
Non-admitted deferred tax assets	(32,091)	(8,272)	(23,819)
Admitted ordinary deferred tax assets	123,006	143,943	(20,937)
Capital:
Investments	8,086	2,310	5,776
Real estate	392	-	392
Other	54	2	52
Total capital deferred tax assets	8,532	2,312	6,220
Non-admitted deferred tax assets	-	-	-
Admitted capital deferred tax assets	8,532	2,312	6,220
Admitted deferred tax assets	131,538	146,255	(14,717)
Deferred tax liabilities:
Ordinary
Deferred and uncollected premium	29,664	28,703	961
Section 807(f) adjustments	283	566	(283)
TCJA reserves transition (2018-2025)	7,703	10,270	(2,567)
Other	89	67	22
Total ordinary deferred tax liabilities	37,739	39,606	(1,867)
Capital:
Investments	55,811	71,521	(15,710)
Real estate	-	54	(54)
Total capital deferred tax liabilities	55,811	71,575	(15,764)
Deferred tax liabilities	93,550	111,181	(17,631)
Net deferred tax assets	$37,988	$35,074	$2,914

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2022	2021
	(In Thousands)

Change in deferred tax assets	$(9,103)	$(7,137)
Change in deferred tax liabilities	(17,631)	21,718
Net change in deferred taxes	(26,734)	14,581
Less unrealized loss (gain)	21,643	(20,084)
Net change in deferred taxes	(5,091)	(5,503)
Current income tax expense	31,094	20,772
Current income tax (benefit) expense on net capital gains	(15,329)	12,392
Income tax expense and change in deferred taxes	$10,674	$27,661

The Company’s income tax expense and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 21% for 2022 and 2021 to income before federal income taxes for the following reasons:

	2022	2021
	(In Thousands)

Expected federal income tax expense	$32,665	$32,480
Tax-exempt income	(827)	(971)
Change in non-admitted assets	(3,078)	(1,863)
(Release) amortization of IMR	(15,192)	1,126
Prior year true-ups	(1,704)	(1,234)
Dividends received deduction	(1,238)	(2,061)
Other, net	48	184
Income tax expense and change in deferred taxes	$10,674	$27,661

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The Company did not recognize any liability for uncertain tax benefits. COUNTRY Life files tax returns in the U.S. federal jurisdictions and several state jurisdictions. As of 2022, the tax years that remain subject to examination begin with 2016.

The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes. During the year, the Company recorded interest paid of $0 and $203,000 in 2022 and 2021, respectively. The Company recorded penalties of $0 and $20,000 in 2022 and 2021, respectively.

The Company did not recognize any liability for unrecognized tax benefits and does not expect the unrecognized tax positions to change significantly over the next twelve months.

6. Accident and Health Claim Reserves

The following table provides a reconciliation of the beginning and ending reserve balances for accident and health claim reserves included in policy reserves on the accompanying combined statutory-basis balance sheets as of December 31:

	2022	2021
	(In Thousands)

Claim reserve at beginning of year	$103,593	$99,097
Add provision for claims occurring in:
Current year	142,197	138,882
Prior years	(9,155)	(10,755)
Incurred losses during the current year	133,042	128,127

Deduct payments for claims occurring in:
Current year	100,591	100,420
Prior years	25,474	23,211
Claim payments during the current year	126,065	123,631
Claim reserve at end of year	$110,570	$103,593

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

7. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance with nonaffiliated insurance companies. Reinsurance provides greater diversification of business and limits the maximum net loss potential arising from large claims. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, the Company would be liable. A summary of the Company’s reinsurance with nonaffiliates as of and for the years ended December 31 is as follows:

	2022	2021
	(In Thousands)
Assumed:
Premiums earned	$56,764	$60,239
Benefits for policyholders and beneficiaries	60,120	60,035
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	2,868	3,234

Ceded:
Premiums earned	128,789	130,999
Benefits for policyholders and beneficiaries	178,483	180,504
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	12,950	13,857
Policy services	1,978,983	1,998,079
Policy and contract claims	6,189	9,807

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

8. Related Party Transactions

The Company is a member of an insurance holding company group that consists of six insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.

The Company is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among the Company and other members of the insurance holding company group on a basis that management believes is fair and which is consistently applied according to statutory accounting guidance. The cost of services provided to the Company from CC Services, Inc. totaled $115,312,000 and $121,472,000 in 2022 and 2021, respectively.

On December 19, 2017, the Company entered into a credit agreement with CC Services, Inc., whereby the Company agreed to provide access to loans in the aggregate of $100,000,000. As of December 31, 2022 and 2021, $10,000,000 and $0 was lent to CC Services, Inc. under the agreement. Interest is payable quarterly based on, one, the outstanding balances which accrue at 1.5% per annum plus variable rates based on the ten-year U.S. Treasury rates, and, two, the daily unused portion of the $100,000,000 aggregate commitment which accrues at a set rate of 0.05%. Rates on the outstanding loan balance ranged from 3.13% to 5.17% in 2022. The Company has recorded $397,000 of interest income related to the credit agreement in 2022. The credit agreement is scheduled to end on December 18, 2027, at which time CC Services, Inc. is required to repay to the Company the aggregate principal amount of all loans outstanding at that time.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC). This membership allows the Company to meet two separate strategies: first, to utilize a line of credit to meet short term operational cash needs; and second, to utilize borrowed funds to invest in higher yielding securities to maximize net investment income.

The Company has determined its maximum borrowing capacity as $1,210,654,000 based upon potential acquisition of FHLBC capital stock, as approved by the Company’s Board. The Company had Membership Stock – Class B of $732,000 and $0 as of December 31, 2022 and 2021. The Company had $16,276,000 and $13,400,000 of Activity Stock at December 31, 2022 and 2021. There was no Membership Stock – Class B eligible for redemption in 2022 or 2021.

Under the FHLBC agreements, the Company is required to fund a collateral deposit account for the benefit of the lender. Securities, subject to valuation by the lender, in the collateral deposit account are required to be maintained in an amount at least equal to the outstanding loan principal.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

The amount of collateral pledged as of December 31, 2022 is as follows:

	Fair Value	Carrying Value
	(In Thousands)

Total collateral pledged	$467,914	$486,462
Maximum collateral pledged	473,244	489,046

The amount of collateral pledged as of December 31, 2021 is as follows:

	Fair Value	Carrying Value
	(In Thousands)

Total collateral pledged	$395,495	$351,279
Maximum collateral pledged	400,043	353,944

As of December 31, 2022, the Company had outstanding loans with a carrying value and face value of $359,968,505, due to the FHLBC. The outstanding loans were issued on June 4, 2020, October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 6, 2021, April 14, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 21, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, October 27, 2021, January 19, 2022, January 26, 2022, March 1, 2022, March 24, 2022, April 27, 2022, June 15, 2022, June 16, 2022, August 15, 2022, September 22, 2022, September 29, 2022, October 27, 2022, November 15, 2022, and November 17, 2022. Interest of $4,679,000 and $1,390,000 was paid during 2022 and 2021, respectively.

The Company also has a line of credit with FHLBC. At December 31, 2022 and 2021, the Company’s line of credit had a balance of $18,000,000 and no balance, respectively. The effective annual interest rate, and the annual rate at which interest accrued on the loans and line of credit was 0.36% to 4.61%. Interest of $529,000 and $51,000 was paid during 2022 and 2021, respectively.

The loans are classified as funding agreements under SSAP 52 and is subject to prepayment penalties. The line of credit is classified as debt under SSAP 15 and is not subject to prepayment penalties.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its subsidiary COUNTRY Investors. As of December 31, 2022, the Company had an outstanding loan with a carrying value and face value of $0, due to COUNTRY Investors. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 0.05% and 4.37% during the period. Interest paid under this arrangement in the current period was $12,000.

As of December 31, 2021, the Company had an outstanding loan, with a carrying value and face value of $0, due to COUNTRY Investors. The effective interest rate, and the rate at which interest accrued, fluctuated between 0.2% and 0.37% in 2021. Interest paid under this arrangement was $0 in 2021.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its insurance affiliate Cotton States Life Insurance Company (Cotton States). As of December 31, 2022, the Company had an outstanding loan with a carrying value and face value of $0, due to Cotton States. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 0.05% and 1.46% during the period. Interest paid under this arrangement in the current period was $0.

As of December 31, 2021, the Company had an outstanding loan, with a carrying value and face value of $0, due to Cotton States. The effective interest rate, and the rate at which interest accrued, fluctuated between 0.02% and 0.37% in 2021. Interest paid under this arrangement was $0 in 2021.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

10. Benefit Plans

The Company provides certain health care and life insurance benefits (postretirement benefits) for retirees and fully eligible employees who reached retirement age while working for the Company, which are funded on a pay-as-you-go basis. Subsequent to providing this benefit, all the Company employees were transferred to CC Services, Inc., and future earned benefits are a part of the overall CC Services, Inc. cost allocation. Life insurance benefits are generally set at a fixed amount and are not significant to the Company’s statutory-basis financial statements.

The Company also sponsors a postretirement health plan (the Plan) that covers the Company’s retirees. The Plan provides medical benefits prior to and subsequent to Medicare eligibility. The Plan is contributory, with retiree contributions adjusted when the retiree or spouse becomes eligible for Medicare.

The postretirement benefit plan has an accumulated postretirement obligation of $1,040,000 and $1,415,000 at December 31, 2022 and 2021, respectively, and no plan assets at both December 31, 2022 and 2021. The plan is underfunded at December 31, 2022 and 2021.

The weighted-average assumptions used to determine net periodic benefit costs were 2.54% and 2.09% for the years ended December 31, 2022 and 2021, respectively. The weighted-average assumptions used to determine the projected benefit obligations were 5.06% and 2.54% for the years ended December 31, 2022 and 2021, respectively.

The Company does not have any regulatory contribution requirements for 2022 and currently does not intend to make voluntary contributions to the Plan in 2022.

11. Capital and Surplus

Life/health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2022, the Company meets the RBC requirements.

The payment of dividends by the Company to IAHC is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by the Company without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

The Company paid dividends to IAHC totaling $19,423,000 and $19,423,000 on May 6, 2022 and May 7, 2021, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

12. Commitments and Contingencies

In the normal course of business, the Company is involved in policy-related and non-policy-related litigation. In the opinion of the Company’s management, based on the advice of counsel, any potential settlements are either adequately provided for in the accompanying combined statutory-basis financial statements or would not have a material impact on the statutory-basis financial statements.

In accordance with the terms of its investments in certain joint ventures, the Company has given a commitment to provide $228,246,000 and $246,325,000 of additional capital contributions at December 31, 2022 and 2021, respectively.

In connection with the service agreement with CC Services, Inc., the Company has given an unconditional guarantee on credit agreements held by CC Services, Inc. from U.S. Bank of $30,000,000.

13. Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet dates. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events through the issuance of these financial statements on April 21, 2023, and has determined that there have been no other events or transactions that have occurred during this period that materially impacted the amounts or disclosures in the Company’s financial statements.

Supplementary Information

EY Chicago 155 North Wacker Drive Suite 2000 Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors on Supplementary Information

The Board of Directors
COUNTRY Life/Health Group

We have audited the combined statutory basis financial statements of COUNTRY Life/Health Group (the Company) as of and for the years ended December 31, 2022 and 2021, and have issued our report thereon dated April 21, 2023 which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance on those financial statements. Our audits were performed for the purpose of forming an opinion on the combined financial statements as a whole. The accompanying combined supplemental schedule of selected statutory-basis financial data, combined supplemental investment disclosures, supplemental schedules of combination, and combined supplemental schedule of life and health reinsurance disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Financial Reporting Model Regulation (#205), as adopted by Illinois, the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the combined statutory basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the combined financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

April 21, 2023

COUNTRY Life/Health Group

Combined Supplemental Schedule of Selected

Statutory-Basis Financial Data

(In Thousands)

Investment income earned:
Government bonds	$982
Other bonds	335,633
Preferred stocks – unaffiliated	1,221
Common stocks – unaffiliated	8,787
Common stocks – affiliated	5,100
Mortgage loans	15,615
Policy loans	16,456
Cash equivalents	1,363
Real estate	3,403
Other invested assets	30,608
Aggregate write-ins for investment income	320
Gross investment income	$419,488

Real estate owned (book value, less encumbrances)	$26,232

Mortgage loans (book value):
Commercial mortgages	$387,503
Total mortgage loans	$387,503

Mortgage loans by standing (book value):
Good standing	$385,770
Restructured	-
Overdue interest over 90 days	-
In process of foreclosure	1,733
Total mortgage loans	$387,503

Other invested assets (statement value)	$428,680

COUNTRY Life/Health Group

Combined Supplemental Schedule of Selected

Statutory-Basis Financial Data (continued)

(In Thousands)

Bonds and stocks of parents, subsidiaries, and affiliates (statement value):
Preferred stocks	$-
Common stocks	32,141
Total bonds and stocks	$32,141

Bonds by class and maturity:
Bonds by maturity (statement value):
Due within 1 year or less	$361,318
Over 1 year through 5 years	1,388,277
Over 5 years through 10 years	1,753,891
Over 10 years through 20 years	2,092,678
Over 20 years	1,881,084
No maturity date	45,314
Total by maturity	$7,522,562

Bonds by class (statement value):
Class 1	$4,805,773
Class 2	2,410,821
Class 3	183,943
Class 4	70,366
Class 5	46,625
Class 6	5,034
Total by class	$7,522,562

Total bonds publicly traded	$4,467,950
Total bonds privately placed	$3,054,612

Preferred stocks (statement value)	$19,898
Common stocks (market value)	$418,886
Cash and cash equivalents	$72,870

Life insurance in force:
Ordinary	$43,681,304
Credit life	$843
Group life	$813,103

COUNTRY Life/Health Group

Combined Supplemental Schedule of Selected

Statutory-Basis Financial Data (continued)

(In Thousands)

Amount of accidental death insurance in force under ordinary policies	$113,765

Life insurance policies with disability provisions in force:
Ordinary	$5,683,552
Group life	$959,492

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$316,145
Income payable	$9,098
Ordinary – involving life contingencies:
Income payable	$25,521

Annuities:
Ordinary:
Immediate – amount of income payable	$8,229
Deferred – fully paid – account balance	$1,059,711
Deferred – not fully paid – account balance	$1,873,536

Group:
Amount of income payable	$12,869
Fully paid – account balance	$23,771
Not fully paid – account balance	$-

Accident and health insurance – premiums in force:
Group	$2,488
Other	$113,765

Deposit funds and dividend accumulations:
Deposit funds – account balance	$4,490
Dividend accumulations – account balance	$260,963

Claim payments 2022:
Group accident and health:
2022	$56,767
2021	$57,432
Other accident and health:
2022	$(31,293)
2021	$42,988

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure

December 31, 2021

Investment Risks Interrogatories

The Company’s total admitted assets, excluding separate account assets for the year ended December 31, 2022, are $9,657,480,000.

Following are the ten largest exposures to a single issuer/borrower/investment by investment category, excluding (i) U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the Appendix to the Securities Valuation Office’s (SVO) Purposes and Procedures Manual as exempt; (ii) property occupied by the Company; and (iii) policy loans.

Issuer	Description of Exposure	Amount	Perentage of Total Admitted Assets

FEDERAL FARM CREDIT BANK	BOND	$85,301,286	0.9
FREM MIL HSG 2015-R1	CMO	70,384,742	0.7
BERKSHIRE HATHAWAY	BOND / CMO	55,069,828	0.6
EXELON CORP	BOND	50,130,320	0.5
CHICAGO PACIFIC FOUNDERS FUND, LP	LIMITED PARTNERSHIP	40,309,793	0.4
PIMCO TACTICAL OPP FUND, LP	LIMITED PARTNERSHIP	35,344,263	0.4
DUKE ENERGY	BOND	35,301,993	0.4
DOMINION ENERGY	BOND	32,692,927	0.3
DTE ENERGY	BOND	32,610,479	0.3
EVERSOURCE ENERGY	BOND	29,658,785	0.3

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

The Company’s total admitted assets held in bonds and preferred stocks by NAIC rating at December 31, 2022, are:

Bonds	Amount	Perentage of Total Admitted Assets	Preferred Stocks	Amount	Perentage of Total Admitted Assets

NAIC-1	$4,805,773,158	49.8	P/RP-1	$506,700	-
NAIC-2	2,410,820,509	25.0	P/RP-2	9,431,976	0.1
NAIC-3	183,943,149	1.9	P/RP-3	1,448,000	-
NAIC-4	70,365,760	0.7	P/RP-4	8,326,813	0.1
NAIC-5	46,624,760	0.5	P/RP-5	-	-
NAIC-6	5,034,800	0.1	P/RP-6	184,700	-

The Company’s total admitted assets held in foreign investments by NAIC rating at December 31, 2022, are:

NAIC Rating	Amount	Perentage of Total Admitted Assets

NAIC-1	$602,284,924	6.2
NAIC-2	34,253,051	0.4
NAIC-3 or above	9,251,566	0.1

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

The Company’s two largest foreign investment exposures in a single country at December 31, 2022, are:

Countries	Amount	Perentage of Total Admitted Assets

NAIC-1:
Cayman Islands	$167,571,636	1.7
United Kingdom	95,486,764	1.0

NAIC-2:
Mexico	28,089,061	0.3
Uruguay	3,571,029	-

NAIC-3 or above:
Columbia	8,268,745	0.1
Brazil	982,821	-

Following are the ten largest non-sovereign foreign issues:

Issuer	NAIC Designation	Amount	Perentage of Total Admitted Assets

SHELL INTL FIN	1FE	$17,419,938	0.2
NORSPAN LNG IV A5	2PL	14,970,602	0.2
BLACKROCK RAINIER CLO 2021-6	1FE	14,500,000	0.2
THAMES WATER	2	14,000,000	0.1
OHA CREDIT 2020-6A AR MIX CLO	1FE	13,750,000	0.1
EQUINOR ASA	1FE	13,029,175	0.1
LYB INTERNATIONAL FINANCE B.V.	2FE	12,861,349	0.1
ANGLIAN WATER PLC	1FE	12,000,000	0.1
DRYDEN SENIOR 2020-86A A1R MIX CLO	1FE	11,760,000	0.1
SIEMENS FIN NV	1FE	10,625,466	0.1

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets at December 31, 2022.

Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets at December 31, 2022.

The Company’s admitted assets held in the largest ten equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO’s Purposes and Procedures Manual as exempt or Class 1) at December 31, 2022, are:

Issuer	Amount	Perentage of Total Admitted Assets

CHICAGO PACIFIC FOUNDERS FUND, LP	$40,309,793	0.4
PIMCO TACTICAL OPP FUND, LP	35,344,263	0.4
PIMCO CORP OPP FUND III, LP	29,975,716	0.3
COUNTRY TRUST BANK	27,745,815	0.3
FIDELITY SALEM STREET TRUST	21,925,000	0.2
GOLUB CAPITAL	15,397,892	0.2
APPLE INC	14,517,079	0.2
MICROSOFT CORP	13,688,926	0.1
BANC FUND IX, LP	13,362,250	0.1
VANGUARD TAX MANAGED DEV FD	12,802,403	0.1

Assets held in nonaffiliated, privately placed equities are more than 2.5% of the Company’s total admitted assets at December 31, 2022.

Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets at December 31, 2022.

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

With respect to mortgage loans reported in Schedule B:

a.	Each of the ten largest aggregate mortgage interests at December 31, 2022. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or group of properties:

Type	Amount	Perentage of Total Admitted Assets

C02636 GatlinburgTN - Commercial	$14,081,669	0.1
C02610 SpokaneWA - Commercial	8,864,448	0.1
C02567 KnoxvilleTN - Commercial	8,173,909	0.1
C02620 West Palm BeachFL - Commercial	7,877,226	0.1
C02589 Pleasant PrairieWI - Commercial	7,701,696	0.1
C02640 PhiladelphiaPA - Commercial	7,569,961	0.1
C02634 WashingtonUT - Commercial	7,542,777	0.1
C02583 ChattanoogaTN - Commercial	7,489,485	0.1
C02615 HomewoodAL - Commercial	7,299,150	0.1
C02623 Eden PrairieMN - Commercial	7,186,648	0.1

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

b.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date. The Company has no residential or agricultural mortgage loans outstanding at December 31, 2022.

Loan-to-Value Ratio	Commercial	Perentage of Total Admitted Assets

i. Above 95%	$1,733,097	-
ii. 91% to 95%		-
iii. 81% to 90%		-
iv. 71% to 80%		-
v. Below 70%	385,770,034	4.0

Assets held in real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets at December 31, 2022.

Assets held in mezzanine real estate loans reported in Schedule B are less than 2.5% of the Company’s total admitted assets at December 31, 2022.

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

The Company’s total admitted assets are subject to the following types of agreements as of:

Type	December 31 2022	Perentage of Total Admitted Assets	March 31 2022	June 30 2022	September 30 2022

a. Securities lending	$77,082,905	0.8	$98,666,439	$92,927,199	$105,356,129
b. Repurchase agreements	-	-	-	-	-
c. Reverse repurchase agreements	-	-	-	-	-
d. Dollar repurchase agreements	-	-	-	-	-
d. Dollar reverse repurchase agreements	-	-	-	-	-

The Company held no warrants, options, caps, or floors at December 31, 2022.

The Company did not have potential exposure for collars, swaps, and forwards during 2022.

The Company did not have potential exposure for futures contracts during 2022.

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Summary Investment Schedule

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities	Total
	Amount	Perentage	Amount	Lending	Amount	Perentage
Investment categories
Bonds:
U.S. government	$76,104,605	0.8	$76,104,605	$-	$76,104,605	0.8
All other governments	13,906,384	0.1	13,906,384	-	13,906,384	0.1
U.S. states, territories, and possessions, guaranteed	46,796,492	0.5	46,796,492	-	46,796,492	0.5
U.S. political subdivisions of states territories, and possessions guaranteed	309,478,725	3.3	309,478,725	-	309,478,725	3.3
U.S. special revenue and special assessment obligations, non-guaranteed	998,487,195	10.7	998,487,195	-	998,487,195	10.7
Industrial and miscellaneous	5,979,936,611	64.0	5,979,936,611	-	5,979,936,611	64.0
Hybrid securities	52,538,314	0.6	52,538,314	-	52,538,314	0.6
SVO identified funds	-	-	-	-	-	-
Unaffiliated bank loans	45,313,808	0.5	45,313,808	-	45,313,808	0.5
Total bonds	7,522,562,136	80.5	7,522,562,136	-	7,522,562,136	80.5
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	19,898,189	0.2	19,898,189	-	19,898,189	0.2
Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	205,260,767	2.2	205,260,767	-	205,260,767	2.2
Industrial and miscellaneous other (unaffiliated)	18,223,583	0.2	18,223,583	-	18,223,583	0.2
Parents, subsidiaries, and affiliates	32,140,997	0.3	32,140,997	-	32,140,997	0.3
Mutual funds	119,588,235	1.3	119,588,235	-	119,588,235	1.3
Exchange traded funds	43,672,314	0.5	43,672,314	-	43,672,314	0.5
Total common stocks	418,885,896	4.5	418,885,896	-	418,885,896	4.5
Mortgage loans:
Commercial mortgages	387,503,131	4.1	387,503,131	-	387,503,131	4.1
Policy loans:
Contract loans	389,235,878	4.2	389,120,139	-	389,120,139	4.2
Cash, cash equivalents, and short-term investments:
Cash	(14,254,384)	(0.2)	(14,254,384)	34,454,902	20,200,517	0.2
Cash equivalents	87,124,074	0.9	87,124,074	5,999,169	93,123,243	1.0
Short-term investments	-	-	-	38,751,409	38,751,409	0.4
Total cash, cash equivalents, and short-term investments	72,869,690	0.8	72,869,690	79,205,480	152,075,169	1.6

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Summary Investment Schedule (continued)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities	Total
	Amount	Perentage	Amount	Lending	Amount	Perentage
Investment categories (continued)
Real estate:
Properties occupied by company	24,012,319	0.3	24,012,319	-	24,012,319	0.3
Properties held for production of income	3,669,928	0.0	2,219,240	-	2,219,240	0.0
Properties held for sale	-	0.0	-	-	-	0.0
Total real estate	27,682,246	0.3	26,231,559	-	26,231,559	0.3
Other invested assets	383,891,324	4.1	383,891,324	-	383,891,324	4.1
Receivables for securities	44,788,264	0.5	44,788,264		44,788,264	0.5
Securities lending	79,205,480	0.8	79,205,480	-	-	0.0
Total invested assets	$9,346,522,232	100.0	$9,344,955,805	$79,205,480	$9,344,955,805	100.0

*Gross investment holdings as valued in compliance with the NAIC’s Accounting Practices and Procedures Manual.

COUNTRY Life/Health Group

Combining Balance Sheets – Statutory-Basis

	December 31, 2022
	COUNTRY Life	COUNTRY Investors	Eliminations		Combined
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,272,223	$250,339	$		$7,522,562
Preferred stocks	19,898	–		–	19,898
Common stocks ( A )	639,224	–		(220,338)	418,886
Mortgage loans	387,503	–		–	387,503
Policy loans	388,597	523		–	389,120
Cash and cash equivalents	69,332	3,538		–	72,870
Real estate	26,232	–		–	26,232
Other invested assets ( B )	430,512	–		(1,832)	428,680
Securities lending reinvested collateral	79,205	–		–	79,205
Total cash and invested assets	9,312,726	254,400		(222,170)	9,344,956

Premiums deferred and uncollected	141,270	–		–	141,270
Accrued investment income	72,432	1,800		–	74,232
Due from affiliates ( C )	2,269	27		(1,979)	317
Federal income taxes recoverable, including net deferred tax assets (2022 – $37,988)	58,166	2,953		–	61,119
Reinsurance balances recoverable ( D )	50,784	30,297		(53,864)	27,217
Other assets ( C )	6,539	1,849		(19)	8,369
Separate accounts	993	42,426		–	43,419
Total admitted assets	$9,645,179	$333,752		$(278,032)	$9,700,899

Eliminations

( A ) Eliminate COUNTRY Investors common stock balance owned by COUNTRY Life

( B ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany receivable balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate intercompany reinsurance receivable balances between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combining Balance Sheets – Statutory-Basis

	December 31, 2022
	COUNTRY Life	COUNTRY Investors	Eliminations		Combined
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$6,731,439	$38,468	$		$6,769,907
Liability for deposit-type contracts	921,649	–		–	921,649
Policy and contract claims	34,280	–		–	34,280
Dividends payable to policyholders	61,849	–		–	61,849
Commissions and expenses due or accrued ( B )	20,676	–		(19)	20,657
Federal income taxes payable	39	–		–	39
Unearned investment income	10,219	31		–	10,250
Asset valuation reserve	141,679	877		–	142,556
Payable to reinsurers ( A )	41,011	23,474		(53,864)	10,621
Interest maintenance reserve	–	–		–	–
Due to affiliates ( B )	1,133	2,126		(1,979)	1,280
Payable for securities	45,113	–		–	45,113
Borrowed money ( C )	18,123	1,832		(1,832)	18,123
Other liabilities	21,002	4,180		–	25,182
Securities lending collateral held	79,462	–		–	79,462
Separate accounts	993	42,426		–	43,419
Total liabilities	8,128,667	113,414		(57,694)	8,184,387

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding ( D )	4,500	3,000		(3,000)	4,500
Gross paid-in and contributed surplus ( E )	22,703	27,000		(27,000)	22,703
Unassigned surplus ( F )	1,489,433	190,338		(190,338)	1,489,433
Treasury stock	(124)	–		–	(124)
Total capital and surplus	1,516,512	220,338		(220,338)	1,516,512
Total liabilities and capital and surplus	$9,645,179	$333,752		$(278,032)	$9,700,899

Eliminations

( A ) Eliminate intercompany reinsurance payable balances between COUNTRY Life and COUNTRY Investors

( B ) Eliminate intercompany payable balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate COUNTRY Investors common stock outstanding owned by COUNTRY Life

( E ) Eliminate COUNTRY Investors gross paid-in and contributed surplus

( F ) Eliminate COUNTRY Investors unassigned surplus

COUNTRY Life/Health Group

Combining Balance Sheets – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations		Combined
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,063,963	$216,905	$		$7,280,868
Preferred stocks	25,203	–		–	25,203
Common stocks ( A )	658,362	–		(216,218)	442,144
Mortgage loans	355,623	–		–	355,623
Policy loans	382,777	382		–	383,159
Cash and cash equivalents	167,402	27,453		–	194,855
Real estate	38,130	–		–	38,130
Other invested assets ( B )	362,814	–		(471)	362,343
Securities lending reinvested collateral	112,239	–		–	112,239
Total cash and invested assets	9,166,513	244,740		(216,689)	9,194,564

Premiums deferred and uncollected	136,682	–		–	136,682
Accrued investment income ( C )	66,698	1,533		(3)	68,228
Due from affiliates ( C )	1,095	26		(1,073)	48
Federal income taxes recoverable, including net deferred tax assets (2021 – $35,074)	39,328	2,172		–	41,500
Reinsurance balances recoverable ( D )	28,443	19,087		(24,648)	22,882
Other assets ( C )	2,594	155		(19)	2,730
Separate accounts	1,401	55,275		–	56,676
Total admitted assets	$9,442,754	$322,988		$(242,432)	$9,523,310

Eliminations

( A ) Eliminate COUNTRY Investors common stock balance owned by COUNTRY Life

( B ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany receivable balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate intercompany reinsurance receivable balances between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combining Balance Sheets – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations		Combined
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$6,563,543	$38,509	$		$6,602,052
Liability for deposit-type contracts	849,971	–		–	849,971
Policy and contract claims	35,657	–		–	35,657
Dividends payable to policyholders	60,253	–		–	60,253
Commissions and expenses due or accrued ( B )	19,437	–		(19)	19,418
Federal income taxes payable	5,916	98		–	6,014
Unearned investment income	8,708	21		–	8,729
Asset valuation reserve	189,825	1,113		–	190,938
Payable to reinsurers ( A )	30,893	5,554		(24,648)	11,799
Interest maintenance reserve	–	987		–	987
Due to affiliates ( B )	2,763	1,106		(1,073)	2,796
Payable for securities	6,645	–		–	6,645
Borrowed money ( C )	1	474		(474)	1
Other liabilities	20,601	3,632		–	24,233
Securities lending collateral held	112,247	–		–	112,247
Separate accounts	1,401	55,275		–	56,676
Total liabilities	7,907,861	106,769		(26,214)	7,988,416

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding ( D )	4,500	3,000		(3,000)	4,500
Gross paid-in and contributed surplus ( E )	22,703	27,000		(27,000)	22,703
Unassigned surplus ( F )	1,507,815	186,218		(186,218)	1,507,815
Treasury stock	(124)	–		–	(124)
Total capital and surplus	1,534,894	216,218		(216,218)	1,534,894
Total liabilities and capital and surplus	$9,442,755	$322,987		$(242,432)	$9,523,310

Eliminations

( A ) Eliminate intercompany reinsurance payable balances between COUNTRY Life and COUNTRY Investors

( B ) Eliminate intercompany payable balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate COUNTRY Investors common stock outstanding owned by COUNTRY Life

( E ) Eliminate COUNTRY Investors gross paid-in and contributed surplus

( F ) Eliminate COUNTRY Investors unassigned surplus

COUNTRY Life/Health Group

Combining Statements of Operations – Statutory-Basis

	December 31, 2022
	COUNTRY Life	COUNTRY Investors		Eliminations		Combined
	(In Thousands)

Premium and annuity considerations	$598,606	$		$		$598,606
Supplemental contract considerations	6,061		–		–	6,061
Net investment income	399,653		9,600		–	409,253
Amortization of interest maintenance reserve	(1,935)		99		–	(1,836)
Commission and expense allowance on reinsurance ceded ( A )	12,771		11,401		(11,222)	12,950
Other expense ( B )	(44)		(4,728)		4,354	(418)
Total income	1,015,112		16,372		(6,868)	1,024,616

Death benefits	199,285		–		–	199,285
Annuity benefits including surrenders	109,184		–		–	109,184
Disability benefits and benefits under accident and health contracts	127,446		–		–	127,446
Other policy and contract benefits	37,852		–		–	37,852
Changes in policy reserves	167,896		(41)		–	167,855
Total benefits incurred	641,663		(41)		–	641,622

Commission expenses incurred (A )	46,432		2,850		(11,222)	38,060
General insurance expenses	105,057		7,236		–	112,293
Insurance, taxes, licenses and fees	13,076		1,315		–	14,391
Total operating expenses	164,565		11,401		(11,222)	164,744

Miscellaneous income ( B )	4,514		3,245		(4,354)	3,405

Net operating income	213,398		8,257		–	221,655
Dividends to policyholders	59,783		–		–	59,783
Net income before federal income taxes and net realized capital gains	153,615		8,257		–	161,872
Federal income tax expense	29,214		1,880		–	31,094
Net income before net realized capital gains	124,401		6,377		–	130,778
Net realized capital gains (losses)	9,044		(38)		–	9,006
Net income	$133,445		$6,339		$–	$139,784

Eliminations

( A ) Eliminate intercompany reinsurance commission allowance between COUNTRY Investors and COUNTRY Life

( B ) Eliminate intercompany reinsurance experience and reserve adjustments between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combining Statements of Operations – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors		Eliminations		Combined
	(In Thousands)

Premium and annuity considerations	$562,672	$		$		$562,672
Supplemental contract considerations	3,372		–		–	3,372
Net investment income	401,739		8,556		–	410,295
Amortization of interest maintenance reserve	(811)		150		–	(661)
Commission and expense allowance on reinsurance ceded ( A )	13,654		11,635		(11,432)	13,857
Other (expense) income ( B )	(245)		(2,462)		2,826	119
Total income	980,381		17,879		(8,606)	989,654

Death benefits	192,740		–		–	192,740
Annuity benefits including surrenders	105,790		–		–	105,790
Disability benefits and benefits under accident and
health contracts	123,905		–		–	123,905
Other policy and contract benefits	32,942		–		–	32,942
Changes in policy reserves	190,345		1,360		–	191,705
Total benefits incurred	645,722		1,360		–	647,082

Commission expenses incurred ( A )	46,897		2,613		(11,432)	38,078
General insurance expenses	116,168		7,542		–	123,710
Insurance, taxes, licenses and fees	16,657		1,480		–	18,137
Total operating expenses	179,722		11,635		(11,432)	179,925

Miscellaneous income ( B )	6,024		2,493		(2,826)	5,691

Net operating income	160,961		7,377		–	168,338
Dividends to policyholders	58,729		–		–	58,729
Net income before federal income taxes and net realized capital gains	102,232		7,377		–	109,609
Federal income tax expense	18,785		1,987		–	20,772
Net income before net realized capital gains	83,447		5,390		–	88,837
Net realized capital gains (losses)	32,886		(48)		–	32,838
Net income	$116,333		$5,342		$–	$121,675

Eliminations

( A ) Eliminate intercompany reinsurance commission allowance between COUNTRY Investors and COUNTRY Life

( B ) Eliminate intercompany reinsurance experience and reserve adjustments between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combining Statements of Changes in Capital and Surplus – Statutory-Basis

	December 31, 2022
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)

Capital and surplus, beginning of year ( A )	$1,534,894	$216,220	$(216,220)	$1,534,894
Net income	133,445	6,339	–	139,784
Change in net unrealized gains and losses ( B )	(77,979)	(475)	(4,120)	(82,574)
Change in nonadmitted assets	(107,535)	(2,300)	–	(109,835)
Change in net deferred income tax assets	4,771	320	–	5,091
Change in asset valuation reserve	48,146	236	–	48,382
Dividends to stockholders	(19,423)	–	–	(19,423)
Change in liability for OPEB benefits	193	–	–	193
Net (decrease) increase	(18,382)	4,120	(4,120)	(18,382)
Capital and surplus, end of year	$1,516,512	$220,340	$(220,340)	$1,516,512

Eliminations

( A ) Eliminate COUNTRY Investors beginning surplus balance

( B ) Eliminate unrealized gain on COUNTRY Investors stock for the period presented

COUNTRY Life/Health Group

Combining Statements of Changes in Capital and Surplus – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)

Capital and surplus, beginning of year ( A )	$1,357,884	$210,966	$(210,966)	$1,357,884
Net income	116,333	5,342	–	121,675
Change in net unrealized gains and losses ( B )	81,509	(66)	(5,254)	76,189
Change in nonadmitted assets	12,403	(549)	–	11,854
Change in net deferred income tax assets	4,931	572	–	5,503
Change in asset valuation reserve	(18,738)	(45)	–	(18,783)
Dividends to stockholders	(19,423)	–	–	(19,423)
Change in liability for OPEB benefits	(5)	–	–	(5)
Net increase	177,010	5,254	(5,254)	177,010
Capital and surplus, end of year	$1,534,894	$216,220	$(216,220)	$1,534,894

Eliminations

( A ) Eliminate COUNTRY Investors beginning surplus balance

( B ) Eliminate unrealized gain on COUNTRY Investors stock for the period presented

COUNTRY Life/Health Group

Combining Statements of Cash Flow – Statutory-Basis

	December 31, 2022
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance ( A )	599,823	509	(509)	$599,823
Net investment income ( A )	398,645	8,896	(3)	407,538
Other income ( B )	12,772	12,284	(11,222)	13,834
Benefits and loss-related payments ( B )	(469,390)	5,866	(15,420)	(478,944)
Commissions and expenses paid ( B )	(176,581)	(13,677)	27,151	(163,107)
Dividends paid to policyholders	(58,187)	–	–	(58,187)
Federal income taxes paid	(36,268)	(2,177)	–	(38,445)
Net cash provided by operating activities	270,814	11,701	(3)	282,512

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	1,070,505	44,622	–	1,115,127
Stocks	108,535	–	–	108,535
Mortgage loans	28,664	–	–	28,664
Real estate	33,142	–	–	33,142
Other invested assets ( B )	99,745	47,960	1,362	149,067
Net losses on cash and short-term investments	(34)	(5)	–	(39)
Miscellaneous proceeds	32,916	–	–	32,916
Total investment proceeds	1,373,473	92,577	1,362	1,467,412

Purchases of investments:
Bonds	(1,385,392)	(81,153)	–	(1,466,545)
Stocks	(165,691)	–	–	(165,691)
Mortgage loans	(62,380)	–	–	(62,380)
Real estate	(2,267)	–	–	(2,267)
Other invested assets ( B )	(131,485)	(47,960)	–	(179,445)
Miscellaneous applications	(6,320)	–	–	(6,320)
Total investments purchased	(1,753,535)	(129,113)	–	(1,882,648)
Increase in policy loans	(5,439)	(141)	–	(5,580)
Net cash used in investing activities	(385,501)	(36,677)	1,362	(420,816)

Financing and miscellaneous activities
Borrowed funds received ( B )	18,122	1,359	(1,359)	18,122
Net withdrawals on deposit-type contract funds	71,678	–	–	71,678
Dividends to stockholder	(19,423)	–	–	(19,423)
Other cash used in financing and miscellaneous activities	(53,761)	(297)	–	(54,058)
Net cash provided by financing and miscellaneous activities	16,616	1,062	(1,359)	16,319

Decrease in cash and cash equivalents	(98,071)	(23,914)	–	(121,985)
Cash and cash equivalents, beginning of year	167,401	27,453	1	194,855
Cash and cash equivalents, end of year	$69,330	$3,539	$1	$72,870

Supplemental disclosures of cash flow information for non-cash transactions:
Bond exchanges	$23,264	-		$23,264
Common Stock - bonds	–	-		–
Common Stock exchanges	24,877	-		24,877
Common Stock - other invested assets	–	-		–
Preferred stock - common stock reclassification	–	-		–
Preferred Stock exchanges	–	-		–

Eliminations

( A ) Eliminate intercompany borrowing activity between COUNTRY Life and COUNTRY Investors

( B ) Eliminate intercompany reinsurance commission and experience adjustments

COUNTRY Life/Health Group

Combining Statements of Cash Flow – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	556,742	(455)	455	$556,742
Net investment income	409,687	8,096	3	417,786
Other losses ( A )	13,557	12,613	(11,432)	14,738
Benefits and loss-related payments	(468,693)	(5,120)	5,531	(468,282)
Commissions and expenses paid ( A )	(173,986)	(9,852)	5,446	(178,392)
Dividends paid to policyholders	(56,191)	–	–	(56,191)
Federal income taxes paid	(18,202)	(1,633)	–	(19,835)
Net cash provided by operating activities	262,914	3,649	3	266,566

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	688,078	41,642	–	729,720
Stocks	109,391	–	–	109,391
Mortgage loans	52,854	–	–	52,854
Real estate	–	–	–	–
Other invested assets ( B )	198,222	25,797	(3,102)	220,917
Net losses on cash and short-term investments	(17)	(5)	–	(22)
Miscellaneous proceeds	–	–	–	–
Total investment proceeds	1,048,528	67,434	(3,102)	1,112,860

Purchases of investments:
Bonds	(921,315)	(40,041)	–	(961,356)
Stocks	(109,155)	–	–	(109,155)
Mortgage loans	(71,309)	–	–	(71,309)
Real estate	(1,713)	–	–	(1,713)
Other invested assets ( B )	(170,142)	(25,797)	–	(195,939)
Miscellaneous applications	(7,851)	–	–	(7,851)
Total investments purchased	(1,281,485)	(65,838)	–	(1,347,323)
Decrease in policy loans	6,860	(48)	–	6,812
Net cash used in investing activities	(226,097)	1,548	(3,102)	(227,651)

Financing and miscellaneous activities
Borrowed funds received ( B )	(40,515)	(3,099)	3,099	(40,515)
Net withdrawals on deposit-type contract funds	125,894	–	–	125,894
Dividends to stockholder	(19,423)	–	–	(19,423)
Other cash used in financing and miscellaneous activities	2,148	66	–	2,214
Net cash provided by (used in) financing and miscellaneous activities	68,104	(3,033)	3,099	68,170

Increase in cash and cash equivalents	104,921	2,164	–	107,085
Cash and cash equivalents, beginning of year	62,480	25,289	1	87,770
Cash and cash equivalents, end of year	$167,401	$27,453	$1	$194,855

Supplemental disclosures of cash flow information for non-cash transactions:
Bond exchanges	$30,011	526		$30,537
Common Stock - bonds	42	-		42
Common Stock exchanges	–	-		–
Common Stock - other invested assets	363	-		363
Preferred stock - common stock reclassification	10,085	-		10,085
Preferred Stock exchanges	507	-		507

Eliminations

( A ) Eliminate intercompany borrowing activity between COUNTRY Life and COUNTRY Investors

( B ) Eliminate intercompany reinsurance commission and experience adjustments

COUNTRY Life/Health Group

Combined Supplemental Schedule of Life and Health Reinsurance Disclosures

For the year ended December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996 and in effect for the current period.

1.	Has Country Life/Health Group reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes   No █

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes   No   N/A

2.	Has Country Life/Health Group reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes  No █

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes   No   N/A

3.	Does Country Life/Health Group have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

COUNTRY Life/Health Group

Combined Supplemental Schedule of Life and Health Reinsurance Disclosures
For the year ended December 31, 2022

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes   No █

4.	Has Country Life/Health Group reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes No █		Yes No N/A █
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No █		Yes No N/A █

5.	Has Country Life/Health Group ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes   No   N/A █

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes   No   N/A █

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

COUNTRY Life/Health Group

Note to Combined Supplementary Information

December 31, 2022

Basis of Presentation

The accompanying combined supplemental schedules and investment disclosures present selected statutory-basis financial data as of December 31, 2022, and for the year then ended, for the purpose of complying with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agree to, or are included in, the amounts reported in COUNTRY Life and COUNTRY Investors’ 2022 Statutory Annual Statement as filed with the Illinois Department of Insurance.

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors of COUNTRY Investors Life Assurance Company and
Contract Owners of COUNTRY Investors Variable Life Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise COUNTRY Investors Variable Life Account (the Separate Account), as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

April 25, 2023

We have served as the Separate Account’s auditor since 2004.

1

A member firm of Ernst & Young Global Limited

Appendix

Subaccounts comprising COUNTRY Investors Variable Life Account

Subaccounts

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Ultra® Fund

BNY Mellon VIF Appreciation Portfolio – Initial Shares

BNY Mellon VIF Growth & Income Portfolio – Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares

Calvert VP EAFE International Index Portfolio – Class F

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio – Class F

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio – Class F

DWS Global Small Cap VIP – Class A

Federated Hermes Government Money Fund II – Service Shares

Federated Hermes Managed Volatility Fund II – Primary Shares

Federated Hermes Quality Bond Fund II – Primary Shares

Fidelity® VIP Contrafund® Portfolio – Initial Class

Fidelity® VIP Contrafund® Portfolio – Service Class 2

Fidelity® VIP Growth & Income Portfolio – Initial Class

Fidelity® VIP Growth Portfolio – Initial Class

Fidelity® VIP Growth Portfolio – Service Class 2

Fidelity® VIP High Income Portfolio – Service Class 2

Fidelity® VIP Index 500 Portfolio – Initial Class

Fidelity® VIP Index 500 Portfolio – Service Class 2

Fidelity® VIP Investment Grade Bond Portfolio – Initial Class

Fidelity® VIP Mid Cap Portfolio – Service Class 2

Fidelity® VIP Overseas Portfolio – Initial Class

Fidelity® VIP Real Estate Portfolio – Service Class 2

Franklin Global Real Estate VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Franklin Small Cap Value VIP Fund – Class 2

Franklin Small-Mid Cap Growth VIP Fund – Class 2

Franklin U.S. Government Securities VIP Fund – Class 2

Templeton Growth VIP Fund – Class 2

J.P. Morgan Ins. Trust Mid Cap Value Portfolio – Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio – Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio – Class 2

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

2

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities
December 31, 2022

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
American Century VP Capital Appreciation Fund	$35,112	$35,112	$35,112	$42,491	2,975.62	853.69
American Century VP Inflation Protection Bond Fund	25,088	25,088	25,088	29,854	2,668.92	1,642.23
American Century VP Ultra® Fund	94,490	94,490	94,490	92,522	4,885.75	1,879.73
BNY Mellon VIF Appreciation Portfolio - Initial Shares	193,016	193,016	193,016	230,282	6,044.97	4,076.48
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	76,634	76,634	76,634	80,116	2,654.44	1,590.74
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	79,109	79,109	79,109	91,541	2,008.35	2,953.74
Calvert VP EAFE International Index Portfolio - Class F	154,133	154,133	154,133	162,393	1,856.13	7,152.38
Calvert VP Russell 2000® Small Cap Index Portfolio	174,666	174,666	174,666	194,374	2,528.46	5,092.43
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	10,147	10,147	10,147	12,363	148.24	278.73
Calvert VP S&P MidCap 400 Index Portfolio	144,357	144,357	144,357	142,262	1,323.65	2,949.89
Calvert VP S&P MidCap 400 Index Portfolio - Class F	3,363	3,363	3,363	3,731	30.84	150.15
DWS Global Small Cap VIP - Class A	9,364	9,364	9,364	11,620	1,099.05	290.67
Federated Hermes Government Money Fund II - Service Shares	128,783	128,783	128,783	128,783	128,782.72	12,306.50
Federated Hermes Managed Volatility Fund II - Primary Shares	77,852	77,852	77,852	94,461	9,202.39	4,060.66
Federated Hermes Quality Bond Fund II - Primary Shares	261,863	261,863	261,863	288,692	26,693.47	20,350.25
Fidelity® VIP Contrafund® Portfolio - Initial Class	765,562	765,562	765,562	763,534	20,210.20	14,491.06
Fidelity® VIP Contrafund® Portfolio - Service Class 2	36,593	36,593	36,593	39,717	1,001.46	697.69
Fidelity® VIP Growth & Income Portfolio - Initial Class	76,918	76,918	76,918	66,058	3,202.24	1,697.29
Fidelity® VIP Growth Portfolio - Initial Class	221,753	221,753	221,753	233,286	3,101.01	4,088.39
Fidelity® VIP Growth Portfolio - Service Class 2	34,367	34,367	34,367	39,312	496.14	590.55
Fidelity® VIP High Income Portfolio - Service Class 2	9,096	9,096	9,096	10,681	2,160.57	360.36
Fidelity® VIP Index 500 Portfolio - Initial Class	1,068,140	1,068,140	1,068,140	747,541	2,850.05	22,367.77
Fidelity® VIP Index 500 Portfolio - Service Class 2	306,576	306,576	306,576	247,344	829.26	5,726.45
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	817,913	817,913	817,913	1,002,311	75,732.71	63,710.45
Fidelity® VIP Mid Cap Portfolio - Service Class 2	496,834	496,834	496,834	519,558	15,924.16	9,640.65
Fidelity® VIP Overseas Portfolio - Initial Class	305,517	305,517	305,517	325,773	14,079.10	11,962.04
Fidelity® VIP Real Estate Portfolio - Service Class 2	41,748	41,748	41,748	46,735	2,573.89	1,071.50
Franklin Global Real Estate VIP Fund - Class 2	207,884	207,884	207,884	260,925	17,936.50	11,951.51
Franklin Mutual Shares VIP Fund - Class 2	123,484	123,484	123,484	148,197	8,145.41	4,258.96
Franklin Small Cap Value VIP Fund - Class 2	291,497	291,497	291,497	323,153	23,263.95	6,535.45
Franklin Small-Mid Cap Growth VIP Fund - Class 2	90,320	90,320	90,320	133,631	8,593.70	2,275.14
Franklin U.S. Government Securities VIP Fund - Class 2	38,061	38,061	38,061	43,817	3,735.18	2,602.92
Templeton Growth VIP Fund - Class 2	52,644	52,644	52,644	60,544	5,140.99	2,598.70
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	221,204	221,204	221,204	229,637	21,208.47	4,417.14

See accompanying notes, including note 6 which includes per unit information.

3

COUNTRY Investors Variable Life Account
Statements of Assets and Liabilities (continued)
December 31, 2022

		Net assets		Investments in mutual funds
Subaccount	Investments in shares of mutual funds, at fair value	Accumulation units	Total net assets	Cost	Shares owned	Accumulation units outstanding
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	$187,173	$187,173	$187,173	$214,932	10,421.65	4,433.81
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	37,941	37,941	37,941	41,454	2,141.16	814.04
T. Rowe Price All-Cap Opportunities Portfolio	722,441	722,441	722,441	847,417	25,207.28	10,170.71
T. Rowe Price Equity Income Portfolio	896,240	896,240	896,240	861,924	33,181.79	23,349.86
T. Rowe Price Moderate Allocation Portfolio	156,885	156,885	156,885	179,743	8,808.80	5,103.75
T. Rowe Price International Stock Portfolio	469,796	469,796	469,796	550,735	36,027.30	19,025.72

See accompanying notes, including note 6 which includes per unit information.

4

COUNTRY Investors Variable Life Account
Statements of Operations
Year Ended December 31, 2022

	Income		Realized gain (loss) on investments
Subaccount	Dividends	Net investment income	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
American Century VP Capital Appreciation Fund	$-	$-	$(316)	$5,166	$4,850	$(18,054)	$(13,204)
American Century VP Inflation Protection Bond Fund	1,389	1,389	28	142	170	(5,261)	(3,702)
American Century VP Ultra® Fund	-	-	2,578	11,638	14,216	(59,766)	(45,550)
BNY Mellon VIF Appreciation Portfolio - Initial Shares	1,349	1,349	(2,674)	58,841	56,167	(100,685)	(43,169)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	632	632	220	15,564	15,784	(29,699)	(13,283)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	-	-	(256)	16,761	16,505	(32,114)	(15,609)
Calvert VP EAFE International Index Portfolio - Class F	5,612	5,612	993	-	993	(31,038)	(24,433)
Calvert VP Russell 2000® Small Cap Index Portfolio	1,529	1,529	854	19,197	20,051	(69,156)	(47,576)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	145	145	61	1,821	1,882	(5,499)	(3,472)
Calvert VP S&P MidCap 400 Index Portfolio	1,427	1,427	10,886	16,157	27,043	(53,589)	(25,119)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	95	95	(1,196)	1,073	(123)	(1,242)	(1,270)
DWS Global Small Cap VIP - Class A	53	53	(72)	1,686	1,614	(4,275)	(2,608)
Federated Hermes Government Money Fund II - Service Shares	1,468	1,468	-	-	-	-	1,468
Federated Hermes Managed Volatility Fund II - Primary Shares	1,783	1,783	(1,543)	22,352	20,809	(37,048)	(14,456)
Federated Hermes Quality Bond Fund II - Primary Shares	6,824	6,824	(1,616)	4,056	2,440	(36,137)	(26,873)
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,450	4,450	26,317	41,874	68,191	(360,501)	(287,860)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	107	107	484	1,988	2,472	(14,695)	(12,116)
Fidelity® VIP Growth & Income Portfolio - Initial Class	1,298	1,298	2,387	1,569	3,956	(9,966)	(4,712)
Fidelity® VIP Growth Portfolio - Initial Class	1,532	1,532	5,048	18,455	23,503	(99,758)	(74,723)
Fidelity® VIP Growth Portfolio - Service Class 2	130	130	983	2,876	3,859	(15,192)	(11,203)
Fidelity® VIP High Income Portfolio - Service Class 2	490	490	(24)	-	(24)	(1,510)	(1,044)
Fidelity® VIP Index 500 Portfolio - Initial Class	16,849	16,849	47,486	8,951	56,437	(316,651)	(243,365)
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,067	4,067	34,671	2,894	37,565	(115,798)	(74,166)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	18,584	18,584	(16,984)	49,308	32,324	(176,541)	(125,633)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,445	1,445	(4,876)	37,041	32,165	(127,683)	(94,073)
Fidelity® VIP Overseas Portfolio - Initial Class	3,461	3,461	3,013	2,809	5,822	(104,250)	(94,967)
Fidelity® VIP Real Estate Portfolio - Service Class 2	537	537	794	1,718	2,512	(20,291)	(17,242)
Franklin Global Real Estate VIP Fund - Class 2	5,406	5,406	(963)	16,158	15,195	(91,069)	(70,468)
Franklin Mutual Shares VIP Fund - Class 2	2,318	2,318	(933)	13,998	13,065	(25,215)	(9,832)
Franklin Small Cap Value VIP Fund - Class 2	2,934	2,934	(8,078)	55,371	47,293	(83,635)	(33,408)

See accompanying notes.

5

COUNTRY Investors Variable Life Account
Statements of Operations (continued)
Year Ended December 31, 2022

	Income		Realized gain (loss) on investments
Subaccount	Dividends	Net investment income	Realized gain (loss) on sale of fund shares	Realized gain distributions	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$-	$-	$(1,734)	$26,288	$24,554	$(71,024)	$(46,470)
Franklin U.S. Government Securities VIP Fund - Class 2	909	909	(412)	-	(412)	(4,480)	(3,983)
Templeton Growth VIP Fund - Class 2	82	82	(1,583)	-	(1,583)	(5,077)	(6,578)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	2,143	2,143	872	32,202	33,074	(54,920)	(19,703)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	886	886	848	41,136	41,984	(87,556)	(44,686)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	34	34	1,669	8,337	10,006	(19,447)	(9,407)
T. Rowe Price All-Cap Opportunities Portfolio	-	-	7,542	40,027	47,569	(245,911)	(198,342)
T. Rowe Price Equity Income Portfolio	17,764	17,764	481	46,267	46,748	(96,965)	(32,453)
T. Rowe Price Moderate Allocation Portfolio	2,597	2,597	148	3,231	3,379	(40,763)	(34,787)
T. Rowe Price International Stock Portfolio	3,797	3,797	(19,378)	11,470	(7,908)	(86,858)	(90,969)

See accompanying notes.

6

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
American Century VP Capital Appreciation Fund	$46,757	$-	$4,850	$(18,054)	$(13,204)	$2,234	$-	$-	$(1,314)	$639	$1,559	$(11,645)	$35,112
American Century VP Inflation Protection Bond Fund	27,502	1,389	170	(5,261)	(3,702)	708	-	-	(1,041)	1,621	1,288	(2,414)	25,088
American Century VP Ultra® Fund	141,585	-	14,216	(59,766)	(45,550)	4,081	76	-	(5,322)	(380)	(1,545)	(47,095)	94,490
BNY Mellon VIF Appreciation Portfolio - Initial Shares	238,447	1,349	56,167	(100,685)	(43,169)	8,803	-	-	(9,964)	(1,101)	(2,262)	(45,431)	193,016
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	89,984	632	15,784	(29,699)	(13,283)	4,374	(1,089)	-	(3,355)	3	(67)	(13,350)	76,634
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	93,370	-	16,505	(32,114)	(15,609)	4,475	1	(58)	(3,071)	1	1,348	(14,261)	79,109
Calvert VP EAFE International Index Portfolio - Class F	179,366	5,612	993	(31,038)	(24,433)	8,821	(30,698)	(3,516)	(4,941)	29,534	(800)	(25,233)	154,133
Calvert VP Russell 2000® Small Cap Index Portfolio	232,523	1,529	20,051	(69,156)	(47,576)	9,710	(20,993)	-	(6,664)	7,666	(10,281)	(57,857)	174,666
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	10,692	145	1,882	(5,499)	(3,472)	1,610	-	(6,248)	(899)	8,464	2,927	(545)	10,147
Calvert VP S&P MidCap 400 Index Portfolio	196,677	1,427	27,043	(53,589)	(25,119)	8,326	(27,389)	-	(6,602)	(1,536)	(27,201)	(52,320)	144,357
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,629	95	(123)	(1,242)	(1,270)	457	-	(6,567)	(582)	8,696	2,004	734	3,363
DWS Global Small Cap VIP - Class A	9,578	53	1,614	(4,275)	(2,608)	952	-	-	(310)	1,752	2,394	(214)	9,364
Federated Hermes Government Money Fund II - Service Shares	124,896	1,468	-	-	1,468	12,032	(1,345)	-	(5,423)	(2,845)	2,419	3,887	128,783
Federated Hermes Managed Volatility Fund II - Primary Shares	98,130	1,783	20,809	(37,048)	(14,456)	7,012	(10,085)	(6,958)	(4,151)	8,360	(5,822)	(20,278)	77,852
Federated Hermes Quality Bond Fund II - Primary Shares	290,288	6,824	2,440	(36,137)	(26,873)	22,696	(7,774)	(1,354)	(13,773)	(1,347)	(1,552)	(28,425)	261,863
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,104,492	4,450	68,191	(360,501)	(287,860)	37,570	(33,843)	-	(27,321)	(27,476)	(51,070)	(338,930)	765,562

See accompanying notes.

7

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$43,336	$107	$2,472	$(14,695)	$(12,116)	$3,813	$(1,060)	$-	$(1,593)	$4,213	$5,373	$(6,743)	$36,593
Fidelity® VIP Growth & Income Portfolio - Initial Class	90,168	1,298	3,956	(9,966)	(4,712)	4,311	(8,535)	-	(3,840)	(474)	(8,538)	(13,250)	76,918
Fidelity® VIP Growth Portfolio - Initial Class	307,447	1,532	23,503	(99,758)	(74,723)	9,507	(12,641)	-	(7,928)	91	(10,971)	(85,694)	221,753
Fidelity® VIP Growth Portfolio - Service Class 2	45,906	130	3,859	(15,192)	(11,203)	3,443	(1,045)	-	(2,314)	(420)	(336)	(11,539)	34,367
Fidelity® VIP High Income Portfolio - Service Class 2	5,627	490	(24)	(1,510)	(1,044)	1,400	-	-	(223)	3,336	4,513	3,469	9,096
Fidelity® VIP Index 500 Portfolio -Initial Class	1,363,743	16,849	56,437	(316,651)	(243,365)	47,500	(47,139)	(3,382)	(39,023)	(10,194)	(52,238)	(295,603)	1,068,140
Fidelity® VIP Index 500 Portfolio - Service Class 2	435,452	4,067	37,565	(115,798)	(74,166)	15,192	(51,280)	(5,859)	(11,458)	(1,305)	(54,710)	(128,876)	306,576
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,061,735	18,584	32,324	(176,541)	(125,633)	59,629	(158,472)	(4,760)	(53,769)	39,183	(118,189)	(243,822)	817,913
Fidelity® VIP Mid Cap Portfolio - Service Class 2	649,865	1,445	32,165	(127,683)	(94,073)	28,867	(36,975)	(5,105)	(22,129)	(23,616)	(58,958)	(153,031)	496,834
Fidelity® VIP Overseas Portfolio - Initial Class	392,925	3,461	5,822	(104,250)	(94,967)	19,444	(22,086)	(3,705)	(11,885)	25,791	7,559	(87,408)	305,517
Fidelity® VIP Real Estate Portfolio - Service Class 2	68,941	537	2,512	(20,291)	(17,242)	3,245	(10,818)	(1,410)	(1,655)	687	(9,951)	(27,193)	41,748
Franklin Global Real Estate VIP Fund - Class 2	272,649	5,406	15,195	(91,069)	(70,468)	14,409	(4,320)	(1,395)	(8,738)	5,747	5,703	(64,765)	207,884
Franklin Mutual Shares VIP Fund - Class 2	131,064	2,318	13,065	(25,215)	(9,832)	6,546	-	(205)	(4,034)	(55)	2,252	(7,580)	123,484
Franklin Small Cap Value VIP Fund - Class 2	339,377	2,934	47,293	(83,635)	(33,408)	19,595	(16,246)	(1,753)	(13,262)	(2,806)	(14,472)	(47,880)	291,497
Franklin Small-Mid Cap Growth VIP Fund - Class 2	138,105	-	24,554	(71,024)	(46,470)	4,187	(719)	-	(6,607)	1,824	(1,315)	(47,785)	90,320
Franklin U.S. Government Securities VIP Fund - Class 2	39,987	909	(412)	(4,480)	(3,983)	5,048	-	-	(2,651)	(340)	2,057	(1,926)	38,061

See accompanying notes.

8

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2022

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2021	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2022
Templeton Growth VIP Fund - Class 2	$58,301	$82	$(1,583)	$(5,077)	$(6,578)	$4,940	$(1,550)	$(200)	$(2,250)	$(19)	$921	$(5,657)	$52,644
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	239,713	2,143	33,074	(54,920)	(19,703)	12,655	13	(326)	(9,758)	(1,390)	1,194	(18,509)	221,204
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	231,044	886	41,984	(87,556)	(44,686)	9,502	(3,021)	(530)	(5,729)	593	815	(43,871)	187,173
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	52,284	34	10,006	(19,447)	(9,407)	3,037	(9,324)	(944)	(1,349)	3,644	(4,936)	(14,343)	37,941
T. Rowe Price All-Cap Opportunities Portfolio	965,423	-	47,569	(245,911)	(198,342)	42,411	(90,926)	(14,603)	(33,563)	52,041	(44,640)	(242,982)	722,441
T. Rowe Price Equity Income Portfolio	1,114,160	17,764	46,748	(96,965)	(32,453)	54,756	(117,129)	(16,319)	(41,594)	(65,181)	(185,467)	(217,920)	896,240
T. Rowe Price Moderate Allocation Portfolio	186,908	2,597	3,379	(40,763)	(34,787)	13,569	2	-	(9,135)	328	4,764	(30,023)	156,885
T. Rowe Price International Stock Portfolio	592,618	3,797	(7,908)	(86,858)	(90,969)	29,597	(58,759)	(14,786)	(22,847)	34,942	(31,853)	(122,822)	469,796

See accompanying notes.

9

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
American Century VP Capital Appreciation Fund	$42,122	$-	$5,502	$(865)	$4,637	$2,188	$-	$-	$(1,558)	$(632)	$(2)	$4,635	$46,757
American Century VP Inflation Protection Bond Fund	2,842	270	11	277	558	836	-	-	(90)	23,356	24,102	24,660	27,502
American Century VP Ultra® Fund	129,510	-	21,969	5,885	27,854	4,847	(14,625)	-	(5,554)	(447)	(15,779)	12,075	141,585
BNY Mellon VIF Appreciation Portfolio - Initial Shares	195,092	951	20,481	30,439	51,871	8,861	(8,437)	-	(9,792)	852	(8,516)	43,355	238,447
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	73,592	398	6,636	11,740	18,774	4,318	(3,391)	-	(3,309)	-	(2,382)	16,392	89,984
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	95,206	97	8,969	6,418	15,484	4,425	(17,709)	(46)	(3,368)	(622)	(17,320)	(1,836)	93,370
Calvert VP EAFE International Index Portfolio - Class F	161,499	3,125	905	13,178	17,208	9,975	(1,354)	(3,646)	(5,305)	989	659	17,867	179,366
Calvert VP Russell 2000® Small Cap Index Portfolio	204,431	1,746	9,324	18,568	29,638	10,029	(243)	(766)	(7,415)	(3,151)	(1,546)	28,092	232,523
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	9,342	81	1,084	174	1,339	1,612	-	-	(826)	(775)	11	1,350	10,692
Calvert VP S&P MidCap 400 Index Portfolio	161,619	1,562	10,372	26,841	38,775	7,990	(2,482)	(649)	(6,952)	(1,624)	(3,717)	35,058	196,677
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,127	21	280	213	514	457	-	-	(456)	(13)	(12)	502	2,629
DWS Global Small Cap VIP - Class A	7,932	31	56	1,105	1,192	1,104	-	(290)	(294)	(66)	454	1,646	9,578
Federated Hermes Government Money Fund II - Service Shares	119,112	2	-	-	2	11,757	(6,987)	(247)	(4,944)	6,203	5,782	5,784	124,896
Federated Hermes Managed Volatility Fund II - Primary Shares	79,817	1,554	804	12,687	15,045	7,088	-	-	(3,816)	(4)	3,268	18,313	98,130
Federated Hermes Quality Bond Fund II - Primary Shares	409,071	10,109	8,547	(22,324)	(3,668)	29,707	(8,107)	(1,236)	(17,249)	(118,230)	(115,115)	(118,783)	290,288
Fidelity® VIP Contrafund® Portfolio - Initial Class	890,303	601	156,145	87,815	244,561	38,158	(37,518)	(822)	(29,881)	(309)	(30,372)	214,189	1,104,492

See accompanying notes.

10

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$32,337	$10	$5,718	$3,385	$9,113	$4,926	$-	$(1,365)	$(1,542)	$(133)	$1,886	$10,999	$43,336
Fidelity® VIP Growth & Income Portfolio - Initial Class	74,247	2,043	4,719	11,886	18,648	4,256	(2,393)	(359)	(3,819)	(412)	(2,727)	15,921	90,168
Fidelity® VIP Growth Portfolio - Initial Class	248,051	-	61,865	(4,188)	57,677	9,425	-	(703)	(7,927)	924	1,719	59,396	307,447
Fidelity® VIP Growth Portfolio - Service Class 2	35,939	-	9,863	(1,480)	8,383	4,152	-	-	(2,196)	(372)	1,584	9,967	45,906
Fidelity® VIP High Income Portfolio - Service Class 2	4,019	279	13	(90)	202	1,674	-	(108)	(135)	(25)	1,406	1,608	5,627
Fidelity® VIP Index 500 Portfolio - Initial Class	1,073,400	15,504	38,175	251,412	305,091	52,376	(19,142)	(3,064)	(38,439)	(6,479)	(14,748)	290,343	1,363,743
Fidelity® VIP Index 500 Portfolio - Service Class 2	347,055	4,095	14,130	79,057	97,282	17,780	(1,835)	(5,728)	(12,106)	(6,996)	(8,885)	88,397	435,452
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	758,982	20,401	28,513	(56,933)	(8,019)	68,621	(7,627)	(12,989)	(47,440)	310,207	310,772	302,753	1,061,735
Fidelity® VIP Mid Cap Portfolio - Service Class 2	694,720	2,226	142,647	12,911	157,784	35,670	(20,147)	(5,592)	(26,752)	(185,818)	(202,639)	(44,855)	649,865
Fidelity® VIP Overseas Portfolio - Initial Class	295,957	1,941	29,188	28,593	59,722	21,071	(4,544)	(1,423)	(12,376)	34,518	37,246	96,968	392,925
Fidelity® VIP Real Estate Portfolio - Service Class 2	50,531	570	442	18,470	19,482	3,849	(445)	(1,242)	(1,783)	(1,451)	(1,072)	18,410	68,941
Franklin Global Real Estate VIP Fund - Class 2	223,127	2,147	4,347	51,055	57,549	15,080	(11,927)	(476)	(9,116)	(1,588)	(8,027)	49,522	272,649
Franklin Mutual Shares VIP Fund - Class 2	116,439	3,896	(507)	18,875	22,264	6,574	(10,187)	-	(4,029)	3	(7,639)	14,625	131,064
Franklin Small Cap Value VIP Fund - Class 2	299,311	3,571	4,974	65,757	74,302	20,827	(15,496)	(1,663)	(13,669)	(24,235)	(34,236)	40,066	339,377
Franklin Small-Mid Cap Growth VIP Fund - Class 2	134,956	-	20,198	(7,453)	12,745	4,543	(5,455)	-	(7,707)	(977)	(9,596)	3,149	138,105
Franklin U.S. Government Securities VIP Fund - Class 2	36,710	944	(52)	(1,602)	(710)	5,871	(55)	-	(2,573)	744	3,987	3,277	39,987

See accompanying notes.

11

COUNTRY Investors Variable Life Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2021

		Operations				Contract transactions
Subaccount	Net Assets at December 31, 2020	Net investment income	Net realized gain (loss) on investments	Change in unrealized appreciation/ depreciation of investments	Net increase (decrease) in net assets from operations	Transfers of net premiums	Transfers of surrenders and death benefits	Transfers of policy loans	Transfers of cost of insurance and other charges	Transfers between subaccounts, including Declared Interest Option account	Net increase (decrease) in net assets from contract transactions	Total increase (decrease) in net assets	Net Assets at December 31, 2021
Templeton Growth VIP Fund - Class 2	$53,819	$634	$(776)	$2,732	$2,590	$4,623	$-	$-	$(2,712)	$(19)	$1,892	$4,482	$58,301
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	208,338	2,082	20,530	36,565	59,177	13,567	(30,929)	(99)	(9,308)	(1,033)	(27,802)	31,375	239,713
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	207,465	1,227	15,034	27,215	43,476	10,438	(7,219)	(1,179)	(6,628)	(15,309)	(19,897)	23,579	231,044
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	52,129	181	2,711	7,594	10,486	3,793	(369)	(1,294)	(1,746)	(10,715)	(10,331)	155	52,284
T. Rowe Price All-Cap Opportunities Portfolio	820,072	-	198,486	(29,221)	169,265	47,602	(16,240)	(9,001)	(35,570)	(10,705)	(23,914)	145,351	965,423
T. Rowe Price Equity Income Portfolio	963,412	16,822	82,384	139,569	238,775	63,931	(28,233)	(12,470)	(41,857)	(69,398)	(88,027)	150,748	1,114,160
T. Rowe Price Moderate Allocation Portfolio	184,621	1,785	21,038	(5,352)	17,471	11,923	(17,964)	-	(9,143)	-	(15,184)	2,287	186,908
T. Rowe Price International Stock Portfolio	522,802	3,591	44,804	(44,177)	4,218	33,151	(12,797)	(6,742)	(24,008)	75,994	65,598	69,816	592,618

See accompanying notes.

12

COUNTRY Investors Variable Life Account

Notes to Financial Statements

December 31, 2022

1. Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies issued by the Company. The Company discontinued underwriting new sales of variable life insurance policies but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following forty-three investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund
American Century Variable Portfolios, Inc.	Fidelity® Variable Insurance Products Funds (continued)
American Century VP Capital Appreciation Fund	Fidelity® VIP Growth Portfolio - Service Class 2
American Century VP Inflation Protection Bond Fund	Fidelity® VIP High Income Portfolio - Service Class 2
American Century VP Ultra® Fund	Fidelity® VIP Index 500 Portfolio - Initial Class
BNY Mellon Variable Investment Fund	Fidelity® VIP Index 500 Portfolio - Service Class 2
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Fidelity® VIP Mid Cap Portfolio - Service Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	Fidelity® VIP Overseas Portfolio - Initial Class
Calvert Variable Products, Inc.	Fidelity® VIP Real Estate Portfolio - Service Class 2
Calvert VP EAFE International Index Portfolio - Class F	Franklin Templeton Variable Insurance Products Trust
Calvert VP Russell 2000® Small Cap Index Portfolio	Franklin Global Real Estate VIP Fund - Class 2
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	Franklin Mutual Shares VIP Fund - Class 2
Calvert VP S&P MidCap 400 Index Portfolio	Franklin Small Cap Value VIP Fund - Class 2
Calvert VP S&P MidCap 400 Index Portfolio - Class F	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Deutsche DWS Variable Series I	Franklin U.S. Government Securities VIP Fund - Class 2
DWS Global Small Cap VIP - Class A	Templeton Global Bond VIP Fund - Class 2 (1)
Deutsche DWS Variable Series II	Templeton Growth VIP Fund - Class 2
DWS International Growth VIP - Class A (1)	J.P. Morgan Insurance Trust
Federated Hermes Insurance Series	J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
Federated Hermes Government Money Fund II - Service Shares	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
Federated Hermes Managed Volatility Fund II - Primary Shares	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	T. Rowe Price Equity Series, Inc.
Fidelity® Variable Insurance Products Funds	T. Rowe Price All-Cap Opportunities Portfolio
Fidelity® VIP Contrafund® Portfolio - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity® VIP Contrafund® Portfolio - Service Class 2	T. Rowe Price Moderate Allocation Portfolio
Fidelity® VIP Disciplined Small Cap - Service Class 2 (1)	T. Rowe Price International Series, Inc.
Fidelity® VIP Growth & Income Portfolio - Initial Class	T. Rowe Price International Stock Portfolio
Fidelity® VIP Growth Portfolio - Initial Class

13

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(1)	Subaccount was inactive during 2022 and 2021; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2022, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

14

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.

Premium Expense Charge: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.

Monthly Deductions: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge is assessed in each policy year based on insured’s age and insured’s underwriting class. (For policies issued prior to November 1, 2008, a monthly expense charge of $10 is assessed during the first policy year and $6 each month in each subsequent policy year.) The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the specified amount (amount of insurance selected) and the insured’s underwriting class during the first nineteen policy years. (For policies issued prior to November 1, 2008, a monthly unit charge is assessed during the first fifteen policy years.) The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by riders. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. Surrender charges are applicable, for the first nineteen policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account’s prospectus. (For policies issued prior to November 1, 2008, surrender charges are applicable for the first ten policy years.)

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

15

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2022:

Subaccount	Cost of Purchases	Proceeds from Sales

American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$7,994	$1,269
American Century VP Inflation Protection Bond Fund	3,602	783
American Century VP Ultra® Fund	15,905	5,812

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	68,318	10,390
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	20,080	3,951
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	20,708	2,599

Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	41,788	36,976
Calvert VP Russell 2000® Small Cap Index Portfolio	36,136	25,691
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	20,205	15,312
Calvert VP S&P MidCap 400 Index Portfolio	24,367	33,984
Calvert VP S&P MidCap 400 Index Portfolio - Class F	18,117	14,945

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	4,393	260

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	12,714	8,827
Federated Hermes Managed Volatility Fund II - Primary Shares	47,062	28,749
Federated Hermes Quality Bond Fund II - Primary Shares	30,471	21,143

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	81,649	86,395
Fidelity® VIP Contrafund® Portfolio - Service Class 2	9,834	2,366
Fidelity® VIP Growth & Income Portfolio - Initial Class	6,694	12,365
Fidelity® VIP Growth Portfolio - Initial Class	28,738	19,722
Fidelity® VIP Growth Portfolio - Service Class 2	6,444	3,774
Fidelity® VIP High Income Portfolio - Service Class 2	5,223	220
Fidelity® VIP Index 500 Portfolio - Initial Class	64,065	90,503
Fidelity® VIP Index 500 Portfolio - Service Class 2	23,367	71,116
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	145,534	195,831
Fidelity® VIP Mid Cap Portfolio - Service Class 2	59,894	80,366
Fidelity® VIP Overseas Portfolio - Initial Class	46,634	32,805
Fidelity® VIP Real Estate Portfolio - Service Class 2	6,541	14,237

16

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$39,268	$12,001
Franklin Mutual Shares VIP Fund - Class 2	22,434	3,866
Franklin Small Cap Value VIP Fund - Class 2	75,127	31,294
Franklin Small-Mid Cap Growth VIP Fund - Class 2	31,762	6,789
Franklin U.S. Government Securities VIP Fund - Class 2	5,955	2,989
Templeton Growth VIP Fund - Class 2	5,055	4,052

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	45,324	9,785
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	52,061	9,224
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	14,364	10,929

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	119,815	124,428
T. Rowe Price Equity Income Portfolio	113,820	235,256
T. Rowe Price Moderate Allocation Portfolio	18,498	7,906

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	73,887	90,473

17

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2022 and 2021:

	Period Ended December 31,
	2022			2021
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	66	29	37	39	40	(1)
American Century VP Inflation Protection Bond Fund	123	49	74	1,400	5	1,395
American Century VP Ultra® Fund	76	101	(25)	65	306	(241)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	168	218	(50)	164	330	(166)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	79	79	-	72	116	(44)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	140	93	47	121	666	(545)

Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	1,671	1,615	56	350	324	26
Calvert VP Russell 2000® Small Cap Index Portfolio	414	710	(296)	222	260	(38)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	441	395	46	35	35	-
Calvert VP S&P MidCap 400 Index Portfolio	136	669	(533)	132	210	(78)
Calvert VP S&P MidCap 400 Index Portfolio - Class F	699	651	48	19	19	-

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	73	8	65	26	15	11

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	1,086	852	234	2,148	1,589	559
Federated Hermes Managed Volatility Fund II - Primary Shares	1,117	1,470	(353)	316	157	159
Federated Hermes Quality Bond Fund II - Primary Shares	1,490	1,607	(117)	1,974	9,946	(7,972)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	619	1,533	(914)	570	1,039	(469)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	131	40	91	74	45	29
Fidelity® VIP Growth & Income Portfolio - Initial Class	85	279	(194)	83	153	(70)
Fidelity® VIP Growth Portfolio - Initial Class	147	341	(194)	143	118	25
Fidelity® VIP Growth Portfolio - Service Class 2	55	58	(3)	58	36	22
Fidelity® VIP High Income Portfolio - Service Class 2	172	9	163	59	9	50
Fidelity® VIP Index 500 Portfolio - Initial Class	755	1,744	(989)	788	1,069	(281)
Fidelity® VIP Index 500 Portfolio - Service Class 2	284	1,194	(910)	229	376	(147)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,901	14,175	(8,274)	24,124	3,286	20,838
Fidelity® VIP Mid Cap Portfolio - Service Class 2	408	1,490	(1,082)	450	4,091	(3,641)
Fidelity® VIP Overseas Portfolio - Initial Class	1,538	1,194	344	1,535	391	1,144
Fidelity® VIP Real Estate Portfolio - Service Class 2	95	302	(207)	66	87	(21)

18

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

		Period Ended December 31,
	2022			2021

Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	964	602	362	764	1,200	(436)
Franklin Mutual Shares VIP Fund - Class 2	207	132	75	198	444	(246)
Franklin Small Cap Value VIP Fund - Class 2	370	678	(308)	435	1,158	(723)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	126	158	(32)	68	241	(173)
Franklin U.S. Government Securities VIP Fund - Class 2	333	198	135	382	138	244
Templeton Growth VIP Fund - Class 2	242	190	52	187	106	81

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	212	191	21	231	798	(567)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	223	203	20	158	555	(397)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	120	208	(88)	53	240	(187)

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	1,047	1,544	(497)	504	782	(278)
T. Rowe Price Equity Income Portfolio	1,278	5,985	(4,707)	1,201	3,604	(2,403)
T. Rowe Price Moderate Allocation Portfolio	384	247	137	291	724	(433)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	2,271	3,449	(1,178)	3,175	1,031	2,144

19

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2022, 2021, 2020, 2019 and 2018, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

American Century VP Capital Appreciation Fund:
2022	854	$41.13	$35,112	-%	-%	(28.11)%
2021	817	57.21	46,757	-	-	11.15
2020	818	51.47	42,122	-	-	42.46
2019	806	36.13	29,137	-	-	35.57
2018	902	26.65	24,038	-	-	(5.19)
American Century VP Inflation Protection Bond Fund:
2022	1,642	15.28	25,088	5.20	-	(12.84)
2021	1,568	17.53	27,502	5.97	-	6.57
2020	173	16.45	2,842	1.74	-	9.81
2019	119	14.98	1,787	2.35	-	9.18
2018	293	13.72	4,018	3.20	-	(2.56)
American Century VP Ultra® Fund:
2022	1,880	50.27	94,490	-	-	(32.37)
2021	1,905	74.33	141,585	-	-	23.14
2020	2,146	60.36	129,510	-	-	49.85
2019	2,243	40.28	90,334	-	-	34.58
2018	2,255	29.93	67,495	0.25	-	0.77
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2022	4,076	47.35	193,016	0.67	-	(18.07)
2021	4,126	57.79	238,447	0.44	-	27.12
2020	4,292	45.46	195,092	0.79	-	23.70
2019	4,397	36.75	161,595	1.18	-	36.11
2018	5,003	27.00	135,088	1.26	-	(6.86)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2022	1,591	48.17	76,634	0.80	-	(14.82)
2021	1,591	56.55	89,984	0.47	-	25.61
2020	1,635	45.02	73,592	0.77	-	24.64
2019	1,695	36.12	61,243	1.08	-	29.09
2018	1,676	27.98	46,874	0.81	-	(4.67)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2022	2,954	26.78	79,109	-	-	(16.63)
2021	2,907	32.12	93,370	0.10	-	16.46
2020	3,452	27.58	95,206	0.64	-	19.86
2019	3,400	23.01	78,224	-	-	21.81
2018	3,381	18.89	63,876	-	-	(19.07)
Calvert VP EAFE International Index Portfolio - Class F:
2022	7,152	21.55	154,133	3.85	-	(14.75)
2021	7,096	25.28	179,366	1.79	-	10.68
2020	7,070	22.84	161,499	3.36	-	7.53
2019	7,397	21.24	157,095	2.42	-	21.03
2018	9,022	17.55	158,357	3.69	-	(13.80)

20

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Calvert VP Russell 2000® Small Cap Index Portfolio:
2022	5,092	$34.30	$174,666	0.79%	-%	(20.51)%
2021	5,388	43.15	232,523	0.76	-	14.52
2020	5,426	37.68	204,431	1.10	-	19.66
2019	5,430	31.49	170,989	0.91	-	25.06
2018	5,001	25.18	125,918	1.05	-	(11.21)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2022	279	36.41	10,147	0.93	-	(20.66)
2021	233	45.89	10,692	0.76	-	14.30
2020	233	40.15	9,342	0.87	-	19.42
2019	201	33.62	6,745	0.98	-	24.80
2018	118	26.94	3,186	1.19	-	(11.44)
Calvert VP S&P MidCap 400 Index Portfolio:
2022	2,950	48.94	144,357	0.90	-	(13.33)
2021	3,483	56.47	196,677	0.85	-	24.44
2020	3,561	45.38	161,619	1.26	-	13.31
2019	3,514	40.05	140,749	1.18	-	25.82
2018	3,466	31.83	110,324	1.05	-	(11.34)
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2022	150	22.40	3,363	1.09	-	(13.51)
2021	102	25.90	2,629	0.85	-	24.16
2020	102	20.86	2,127	0.51	-	13.12
2019	98	18.44	1,816	0.58	-	25.44
2018	10	14.70	141	1.25	-	(11.61)
DWS Global Small Cap VIP - Class A:
2022	291	32.22	9,364	0.55	-	(24.05)
2021	226	42.42	9,578	0.35	-	14.96
2020	215	36.90	7,932	0.80	-	17.37
2019	228	31.44	7,159	-	-	21.25
2018	309	25.93	8,012	0.28	-	(20.48)
Federated Hermes Government Money Fund II - Service Shares:
2022	12,307	10.47	128,783	1.16	-	1.26
2021	12,073	10.34	124,896	-	-	-
2020	11,514	10.34	119,112	0.03	-	0.19
2019	1,021	10.32	10,544	1.62	-	1.57
2018	967	10.16	9,823	1.17	-	1.30
Federated Hermes Managed Volatility Fund II - Primary Shares:
2022	4,061	19.17	77,852	1.94	-	(13.77)
2021	4,414	22.23	98,130	1.74	-	18.50
2020	4,255	18.76	79,817	2.72	-	0.97
2019	4,116	18.58	76,498	2.29	-	20.18
2018	5,503	15.46	85,071	2.20	-	(8.47)
Federated Hermes Quality Bond Fund II - Primary Shares:
2022	20,350	12.87	261,863	2.54	-	(9.24)
2021	20,467	14.18	290,288	2.82	-	(1.39)
2020	28,439	14.38	409,071	2.90	-	8.12
2019	35,015	13.30	465,846	3.09	-	9.38
2018	42,159	12.16	512,490	3.05	-	(0.57)

21

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Initial Class:
2022	14,491	$52.83	$765,562	0.51%	-%	(26.31)%
2021	15,405	71.69	1,104,492	0.06	-	27.84
2020	15,874	56.08	890,303	0.25	-	30.57
2019	16,971	42.95	728,981	0.43	-	31.55
2018	19,677	32.65	642,372	0.58	-	(6.37)
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2022	698	52.45	36,593	0.28	-	(26.49)
2021	607	71.35	43,336	0.03	-	27.52
2020	578	55.95	32,337	0.07	-	30.24
2019	583	42.96	25,043	0.21	-	31.26
2018	782	32.73	25,589	0.26	-	(6.65)
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2022	1,697	45.32	76,918	1.57	-	(4.95)
2021	1,891	47.68	90,168	2.44	-	25.97
2020	1,961	37.85	74,247	2.13	-	7.83
2019	2,000	35.10	70,184	3.57	-	30.05
2018	2,009	26.99	54,232	0.37	-	(8.97)
Fidelity® VIP Growth Portfolio - Initial Class:
2022	4,088	54.24	221,753	0.61	-	(24.46)
2021	4,282	71.80	307,447	-	-	23.22
2020	4,257	58.27	248,051	0.07	-	43.88
2019	4,568	40.50	184,990	0.26	-	34.33
2018	4,571	30.15	137,827	0.24	-	(0.17)
Fidelity® VIP Growth Portfolio - Service Class 2:
2022	591	58.20	34,367	0.35	-	(24.64)
2021	594	77.23	45,906	-	-	22.90
2020	572	62.84	35,939	0.04	-	43.57
2019	564	43.77	24,670	0.05	-	33.98
2018	505	32.67	16,501	0.04	-	(0.43)
Fidelity® VIP High Income Portfolio - Service Class 2:
2022	360	25.24	9,096	5.65	-	(11.69)
2021	197	28.58	5,627	5.76	-	4.31
2020	147	27.40	4,019	5.92	-	2.43
2019	81	26.75	2,168	4.62	-	14.76
2018	303	23.31	7,060	6.00	-	(3.64)
Fidelity® VIP Index 500 Portfolio - Initial Class:
2022	22,368	47.75	1,068,140	1.47	-	(18.22)
2021	23,357	58.39	1,363,743	1.27	-	28.58
2020	23,638	45.41	1,073,400	1.71	-	18.22
2019	29,084	38.41	1,117,000	1.97	-	31.36
2018	30,196	29.24	882,930	1.91	-	(4.48)
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2022	5,726	53.54	306,576	1.19	-	(18.41)
2021	6,636	65.62	435,452	1.04	-	28.24
2020	6,783	51.17	347,055	1.47	-	17.96
2019	6,209	43.38	269,332	1.78	-	31.02
2018	6,636	33.11	219,733	1.63	-	(4.72)

22

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class:
2022	63,710	$12.84	$817,913	2.19%	-%	(12.95)%
2021	71,984	14.75	1,061,735	2.31	-	(0.61)
2020	51,146	14.84	758,982	2.30	-	9.36
2019	55,113	13.57	747,615	2.74	-	9.70
2018	59,451	12.37	735,380	2.45	-	(0.56)
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2022	9,641	51.54	496,834	0.27	-	(14.96)
2021	10,723	60.61	649,865	0.31	-	25.30
2020	14,364	48.37	694,720	0.41	-	17.89
2019	15,109	41.03	619,982	0.72	-	23.14
2018	13,698	33.32	456,344	0.43	-	(14.76)
Fidelity® VIP Overseas Portfolio - Initial Class:
2022	11,962	25.54	305,517	1.12	-	(24.48)
2021	11,618	33.82	392,925	0.57	-	19.67
2020	10,474	28.26	295,957	0.40	-	15.63
2019	16,189	24.44	395,659	2.87	-	27.76
2018	5,162	19.13	98,742	1.61	-	(14.79)
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2022	1,072	38.96	41,748	1.06	-	(27.69)
2021	1,279	53.88	68,941	0.96	-	38.62
2020	1,300	38.87	50,531	2.06	-	(6.79)
2019	1,101	41.70	45,915	1.46	-	22.97
2018	1,301	33.91	44,137	2.95	-	(6.46)
Franklin Global Real Estate VIP Fund - Class 2:
2022	11,952	17.39	207,884	2.37	-	(26.06)
2021	11,590	23.52	272,649	0.88	-	26.79
2020	12,026	18.55	223,127	3.25	-	(5.41)
2019	12,444	19.61	244,019	2.66	-	22.41
2018	13,187	16.02	211,312	2.44	-	(6.81)
Franklin Mutual Shares VIP Fund - Class 2:
2022	4,259	28.99	123,484	1.87	-	(7.44)
2021	4,184	31.32	131,064	2.92	-	19.18
2020	4,430	26.28	116,439	2.88	-	(5.06)
2019	4,328	27.68	119,787	1.86	-	22.59
2018	4,258	22.58	96,147	2.43	-	(9.06)
Franklin Small Cap Value VIP Fund - Class 2:
2022	6,535	44.60	291,497	0.98	-	(10.06)
2021	6,843	49.59	339,377	1.04	-	25.35
2020	7,566	39.56	299,311	1.47	-	5.18
2019	7,822	37.61	294,168	1.04	-	26.34
2018	8,146	29.77	242,479	0.91	-	(12.85)
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2022	2,275	39.70	90,320	-	-	(33.69)
2021	2,307	59.87	138,105	-	-	10.01
2020	2,480	54.42	134,956	-	-	55.09
2019	2,735	35.09	95,969	-	-	31.42
2018	2,794	26.70	74,581	-	-	(5.35)

23

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin U.S. Government Securities VIP Fund - Class 2:
2022	2,603	$14.62	$38,061	2.36%	-%	(9.75)%
2021	2,468	16.20	39,987	2.43	-	(1.82)
2020	2,224	16.50	36,710	3.58	-	3.77
2019	2,312	15.90	36,743	2.82	-	5.23
2018	2,871	15.11	43,367	2.55	-	0.40
Templeton Growth VIP Fund - Class 2:
2022	2,599	20.26	52,644	0.16	-	(11.49)
2021	2,547	22.89	58,301	1.10	-	4.86
2020	2,466	21.83	53,819	2.95	-	5.82
2019	2,529	20.63	52,168	2.74	-	15.12
2018	2,450	17.92	43,887	1.99	-	(14.83)
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2022	4,417	50.08	221,204	0.95	-	(8.16)
2021	4,396	54.53	239,713	0.90	-	29.90
2020	4,963	41.98	208,338	1.44	-	0.36
2019	4,877	41.83	204,003	1.62	-	26.76
2018	5,008	33.00	165,240	0.96	-	(11.84)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2022	4,434	42.21	187,173	0.45	-	(19.35)
2021	4,414	52.34	231,044	0.53	-	21.38
2020	4,811	43.12	207,465	0.91	-	13.68
2019	4,466	37.93	169,405	0.41	-	24.56
2018	4,942	30.45	150,471	0.39	-	(11.92)
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2022	814	46.61	37,941	0.08	-	(19.55)
2021	902	57.94	52,284	0.32	-	21.06
2020	1,089	47.86	52,129	0.47	-	13.33
2019	581	42.23	24,555	0.18	-	24.24
2018	695	33.99	23,626	0.08	-	(12.17)
T. Rowe Price All-Cap Opportunities Portfolio:
2022	10,171	71.03	722,441	-	-	(21.51)
2021	10,668	90.50	965,423	-	-	20.80
2020	10,946	74.92	820,072	-	-	44.38
2019	16,006	51.89	830,565	0.40	-	34.92
2018	17,671	38.46	679,617	0.31	-	1.16
T. Rowe Price Equity Income Portfolio:
2022	23,350	38.38	896,240	1.82	-	(3.35)
2021	28,057	39.71	1,114,160	1.56	-	25.55
2020	30,460	31.63	963,412	2.34	-	1.18
2019	33,567	31.26	1,049,269	2.33	-	26.41
2018	33,743	24.73	834,486	1.98	-	(9.51)
T. Rowe Price Moderate Allocation Portfolio:
2022	5,104	30.74	156,885	1.57	-	(18.31)
2021	4,967	37.63	186,908	0.98	-	10.06
2020	5,400	34.19	184,621	1.39	-	14.54
2019	5,697	29.85	170,060	1.97	-	19.78
2018	5,948	24.92	148,194	1.78	-	(5.07)

24

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2022	19,026	$24.69	$469,796	0.78%	-%	(15.82)%
2021	20,204	29.33	592,618	0.63	-	1.31
2020	18,060	28.95	522,802	0.46	-	14.47
2019	26,681	25.29	674,852	2.24	-	27.73
2018	31,723	19.80	627,998	1.44	-	(14.17)

25

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

26